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                                DEPOSIT AGREEMENT

                                  by and among

                                 C & C GROUP PLC
                                    as Issuer

                                       AND

                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                  as Depositary

                                       AND

           HOLDERS AND BENEFICIAL OWNERS OF AMERICAN DEPOSITARY SHARES
           EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS ISSUED HEREUNDER

                           DATED                 2005

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                                                   TABLE OF CONTENTS

5.       TRANSFER, COMBINATION AND SPLIT-UP OF ADRS; SUBSTITUTION OF ADRS; CANCELLATION AND DESTRUCTION

                                DEPOSIT AGREEMENT

DEPOSIT AGREEMENT dated as of                 2005 (the "AGREEMENT")

BETWEEN:

(1)       C & C GROUP PLC (the "COMPANY");

(2)       DEUTSCHE BANK TRUST COMPANY AMERICAS, as depositary hereunder (the
          "DEPOSITARY"); and

(3)       All holders and beneficial owners from time to time of American
          Depositary Receipts issued hereunder.

THE PARTIES AGREE as follows:

1.        DEFINITIONS AND INTERPRETATION

1.1       DEFINITIONS

          The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this
          Agreement.

          "ADR" or "RECEIPT" means an American depositary receipt evidencing
          ADSs.

          "ADS" means an American depositary share representing beneficial interests in the Deposited Securities. Each ADS represents the right to receive three (3) Shares.

          "AFFILIATE" shall have the meaning assigned to such term by the
          Commission under Regulation C promulgated under the Securities Act.

          "ARTICLES OF ASSOCIATION" means the Memorandum and Articles of
          Association of the Company, as the same may be amended or in force from time to time.

          "BENEFICIAL OWNER" means a person with a beneficial interest in ADSs;
          provided that a Beneficial Owner need not be the Holder of the ADR evidencing such ADSs and that a Beneficial Owner may exercise any rights or receive any benefits hereunder solely through the Holder of the ADR(s) evidencing the ADSs in which such Beneficial Owner has an interest.

          "BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not (a) a day on which banking institutions in the
          Borough of Manhattan, The City of New York are authorized or obligated by law or executive order to close and (b) a day on which the market(s) in which ADRs are traded are closed.

          "CLEARING AGENT" means any registrar, transfer agent, clearing agent or other entity recording ownership of Shares or transactions in them at the relevant time.

          "COMMISSION" shall mean the Securities and Exchange Commission of the
          United States or any successor governmental agency in the United
          States.

          "CUSTODIAN" means the agent or agents of the Depositary named as
          Custodian in the Form of ADR and any additional or successor Custodian which may be appointed pursuant to Section 7.

          "DELIVERY ORDER" has the meaning set forth in Section 3.1.

          "DEPOSITARY'S OFFICE" means at any particular time the office of the
          Depositary in The City of New York at which its depositary receipt business is then administered. At the date of this Agreement the
          Depositary's Office is located at 60 Wall Street, New York, NY 10005,
          United States.

          "DEPOSITED SECURITIES" at any particular time means all Shares then deposited or deemed to be deposited under this Agreement and any and all additional securities and cash received by the Depositary or the
          Custodian in respect or in lieu thereof and at such time held hereunder.

          "DOLLARS" AND "$" shall refer to the lawful currency of the United
          States.

          "DRS/PROFILE" means the system for the uncertificated registration of ownership of securities pursuant to which ownership of ADSs is maintained on the books of the Depositary without the issuance of a physical certificate and transfer instructions may be given to allow for the automated transfer of ownership between the books of DTC and the Depositary. Ownership of ADSs held in DRS/Profile are evidenced by periodic statements issued by the Depositary to the Holders entitled thereto.

          "FOREIGN REGISTRAR" shall mean any Clearing Agent and any other appointed agent of the Company for the transfer and registration of
          Shares.

          "FORM OF ADR" has the meaning set out in Section 2.2.

          "HOLDER" means the person or persons in whose name an ADR is registered on the Register and if a Holder is not the Beneficial Owner
          of the ADS(s) evidenced by the Receipt registered in its name, such person shall be deemed to have all requisite authority to act on behalf of the relevant Beneficial Owners.

          "PRE-RELEASE" has the meaning set forth in Section 3.1.

          "PRE-RELEASE TRANSACTION" has the meaning set forth in Section 4.3

          "PRE-RELEASED ADR" has the meaning set forth in Section 3.1.

          "REGISTER" means a register kept at the Depositary's office for the registration, registration of transfer, combination and split-up of
          ADRs.

          "RESTRICTED SECURITIES" shall mean Shares, or ADSs representing such
          Shares, which (i) have been acquired directly or indirectly from the
          Company or any of its Affiliates in a transaction or chain of transactions not involving any public offering and subject to resale limitations under the Securities Act or the rules issued thereunder, or (ii) are held by an officer or director (or persons performing similar functions) or other Affiliate of the Company, or (iii) are subject to other restrictions on sale or deposit under the laws of the
          United States, Ireland, or under a shareholders' agreement or the
          Company's Articles of Association or under the regulations of an applicable securities exchange unless, in each case, such Shares are being sold to persons other than an Affiliate of the Company in a transaction (x) covered by an effective resale registration statement or (y) exempt from the registration requirements of the Securities Act
          (as hereinafter defined), and the Shares are not, when held by such person, Restricted Securities.

          "SECURITIES ACT" means the U.S. Securities Act of 1933, as amended.

          "SECURITIES EXCHANGE ACT" means the U.S. Securities Exchange Act of
          1934, as amended.

          "SHARES" means the ordinary shares, par value EUR 0.01 each, of the
          Company, having the same rights, including with respect to distributions, as all other outstanding ordinary shares of the
          Company, and, subject to Pre-Release, shall include the rights to receive Shares.

1.2       INTERPRETATION

          Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular and the plural and "or"
          has the inclusive meaning represented by the phrase "and/or." The words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof,"
          herein," "hereunder" and similar terms in this Agreement refer to this
          Agreement as a whole and not to any particular provision of this
          Agreement. References to Sections or Exhibits are references to
          Sections in or Exhibits to this Agreement unless otherwise provided.

2.        FORM OF ADR:  INCORPORATION BY REFERENCE

2.1       APPOINTMENT OF DEPOSITARY

          The Company hereby appoints the Depositary as depositary for the
          Deposited Securities and hereby authorizes and directs the Depositary to act in accordance with the terms set forth in this Agreement. Each
          Holder and each Beneficial Owner, upon acceptance of any ADSs (or any interest therein) issued in accordance with the terms of this
          Agreement, shall be deemed for all purposes to (a) be a party to and bound by the terms of this Agreement and (b) appoint the Depositary its attorney-in-fact, with full power to delegate, to act on its behalf and to take any and all actions contemplated in this Agreement, to adopt any and all procedures necessary to comply with applicable law and to take such action as the Depositary in its sole discretion may deem necessary or appropriate to carry out the purposes of this
          Agreement (the taking of such actions to be the conclusive determinant of the necessity and appropriateness thereof).

2.2       FORM OF ADR

          ADRs shall be substantially in the form of Exhibit A (the "FORM OF
          ADR"), with such changes as may be required by the Depositary or the
          Company to comply with their obligations hereunder, any applicable law, regulation or usage or to indicate any special limitations or restrictions to which any particular ADRs are subject. ADRs shall be engraved or printed or otherwise reproduced in accordance with the
          Depositary's customary practices or as may be required by any securities exchange on which the ADSs are listed or admitted for trading. ADRs shall be executed by the manual or facsimile signature of a duly authorised signatory of the Depositary, which signature shall bind the Depositary, notwithstanding that such signatory has ceased to hold such authority prior to the delivery of such ADRs.

2.3       TRANSFERABILITY

          Subject to the limitations contained herein and in the Form of ADR, title to an ADR (and to the ADSs evidenced thereby), when properly endorsed (in the case of certificated ADRs) or upon delivery to the
          Depositary of proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of the State of New York; provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the Holder thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Agreement and for all other purposes and neither the Depositary nor the Company will have any obligation or be subject to any liability under this
          Agreement to any holder of a Receipt, unless such holder is the Holder thereof.

3.        DEPOSIT OF SHARES

3.1       DEPOSIT WITH CUSTODIAN

          Subject to the terms and conditions of this Agreement, the Depositary shall issue ADRs for delivery at the Depositary's Office against delivery or transfer to the Custodian of: (a) Shares by credit to the account of the Custodian with a Clearing Agent or as the Custodian may otherwise specify; or (b) subject to the provisions of Section 4.3 below, rights to receive Shares. ADRs issued upon the deposit of rights to receive Shares in accordance with clause (b) of this Section
          3.1 are hereinafter referred to as "Pre-Released ADRs", and each such issuance as a "Pre-Release", until such time as Shares are deposited with the Custodian in accordance with clause (a) of this Section 3.1.
          In connection with any such deposit, the Depositary or the Custodian may require a written order from the person making such deposit specifying the person or persons in whose name the ADRs are to be issued (a "Delivery Order"). Every deposit of Shares shall be accompanied by the following: (A) (i) in the case of Shares issued in certificated form, such Shares or the certificates representing such
          Shares and an executed instrument of transfer thereof in favour of such person as the Custodian may direct and (ii) in the case of Shares delivered by book-entry transfer, confirmation of such book-entry transfer to the Custodian or that irrevocable instructions have been given to cause such Shares to be so transferred, (B) such
          certifications and payments (including, without limitation, any applicable taxes and governmental charges and the Depositary's fees, and related charges in accordance with Exhibit B) and evidence of such payments (including, without limitation, stamping or otherwise marking such Shares by way of receipt) as may be required by the Depositary,
          Custodian or any Clearing Agent, as the case may be, in accordance with the provisions of this Agreement, (C) if the Depositary so requires, a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated
          in such order an ADR or ADRs for the number of ADSs representing the
          Shares so deposited, (D) evidence satisfactory to the Depositary
          (which may include an opinion of counsel reasonably satisfactory to the Depositary provided at the cost of the person seeking to deposit
          Shares) that all conditions to such deposit have been met and all necessary approvals have been granted by, and there has been compliance with the rules and regulations of, any applicable governmental agency in Ireland, and (E) if the Depositary so requires,
          (i) an agreement, assignment or instrument satisfactory to the
          Depositary or the Custodian which provides for the prompt transfer by any person in whose name the Shares are or have been recorded to the
          Custodian of any distribution, or right to subscribe for additional
          Shares or to receive other property in respect of any such deposited
          Shares or, in lieu thereof, such indemnity or other agreement as shall be satisfactory to the Depositary or the Custodian and (ii) if the
          Shares are registered in the name of the person on whose behalf they are presented for deposit, a proxy or proxies entitling the Custodian to exercise voting rights in respect of the Shares for any and all purposes until the Shares so deposited are registered in the name of the Depositary, the Custodian or any nominee. No Share shall be accepted for deposit unless accompanied by confirmation or such additional evidence, if any is required by the Depositary, that is reasonably satisfactory to the Depositary or the Custodian that all conditions to such deposit have been satisfied by the person depositing such Shares under the laws and regulations of Ireland and any necessary approval has been granted by any governmental body in
          Ireland, if any, which is then performing the function of the regulator of currency exchange. The Depositary may issue Receipts against evidence of rights to receive Shares from the Company, any
          Clearing Agent, the Foreign Registrar, any agent of the Company or any custodian, registrar, transfer agent, clearing agency or other entity involved in ownership or transaction records in respect of the Shares.
          Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Agreement any Shares required to be registered under the provisions of the Securities Act, unless a registration statement is in effect as to such Shares. The Depositary will use commercially reasonable efforts to comply with reasonable written instructions of the Company that the Depositary shall not accept for deposit hereunder any Shares specifically identified in such instructions at such times and under such circumstances as may reasonably be specified in

          such instructions in order to facilitate the Company's compliance with the securities laws in the United States.

          As soon as practicable after receipt of any permitted deposit hereunder and compliance with the provisions of this Agreement, the
          Custodian shall present the Shares so deposited, together with the appropriate instrument or instruments of transfer or endorsement, duly stamped, to the Foreign Registrar for transfer and registration of the
          Shares (as soon as transfer and registration can be accomplished and at the expense of the person for whom the deposit is made) in the name of the Depositary, the Custodian or a nominee of either. Deposited
          Securities shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary or a nominee, in each case for the account of the Holders and Beneficial Owners, at such place or places as the Depositary or the Custodian shall determine.

          In the event any Shares are deposited which entitle the holders thereof to receive a per-share distribution or other entitlement in an amount different from the Shares then on deposit, the Depositary is authorized to take any and all actions as may be necessary (including, without limitation, making the necessary notations on ADRs) to give effect to the issuance of such ADSs and to ensure that such ADSs are not fungible with other ADSs issued hereunder until such time as the entitlement of the Shares represented by such non-fungible ADSs equals that of the Shares represented by ADSs prior to the original such deposit. The Company agrees to give timely written notice to the
          Depositary if any Shares issued or to be issued contain rights different from those of any other Shares theretofore issued and shall assist the Depositary with the establishment of procedures enabling the identification of such non-fungible Shares upon delivery to the
          Custodian.

3.2       REPRESENTATIONS

          Every person depositing Shares hereunder is deemed to represent and warrant that such Shares are (i) duly authorized, validly issued and outstanding, fully paid, nonassessable and were legally obtained, (ii)
          were not acquired in violation of any pre-emptive rights, (iii) that the person making such deposit is duly authorised to do so (iv) free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim, (v) have not been stripped of any rights or entitlements, and (vi) that such Shares (a) are not "restricted securities" as such term is defined in Rule 144 under the Securities
          Act and may be offered or sold in the United States in transactions that are exempt from registration under the Securities Act or (b) have been registered under the Securities Act. Such representations and warranties shall survive the deposit of Shares and issuance of ADRs.

3.3       HOLDING OF DEPOSITED SECURITIES

          Deposited Securities shall be held by the Custodian for and to the order of the Depositary on behalf of the Holders and the Beneficial
          Owners. Shares and other Deposited Securities eligible for deposit with a Clearing Agent shall be held by the Custodian at its account at the Clearing Agent or Agents selected by it. Deposited Securities may be delivered by the Depositary or the Custodian to any person only under the circumstances expressly contemplated in this Agreement.

3.4       TREATMENT AS A LEGAL OWNER

          Notwithstanding anything herein to the contrary, the Company will, for all purposes, treat the Depositary, in its capacity as such, as the legal owner of all Deposited Securities.

4.        ISSUE OF ADRS

4.1       ISSUANCE

          After any deposit of Shares or rights to receive Shares in accordance with Section 3.1, together with any other documents required by the
          Depositary in accordance with this Agreement, the Custodian shall as promptly as practicable notify the Depositary of such deposit and of the information contained in any Delivery Order. Such notice shall be given in writing, either by letter, airmail, postage prepaid, or, at the request, risk and expense of the person making the deposit, by telex or facsimile or electronic transmission. After receiving such notice from the Custodian, the Depositary, subject to this Agreement, shall as promptly as practicable execute and deliver at the
          Depositary's Office, to or upon the order of the person named in such notice, ADRs registered as requested and evidencing the aggregate number of ADSs to which such person is entitled. ADRs shall be issued only in denominations of any whole numbers of ADSs. At the request, risk and expense of the person depositing Shares or rights to receive shares, the Depositary may deliver ADRs at a place other than the
          Depositary's Office. ADRs may be issued by the Depositary only under the circumstances expressly contemplated in this Agreement. Nothing herein shall prohibit any Pre-Release upon the terms set forth in this
          Agreement.

4.2       ISSUANCE OF ADDITIONAL SHARES

          The Company agrees that in the event it or any of its Affiliates proposes (i) an issuance, sale or distribution of additional Shares,
          (ii) an offering of rights to subscribe for Shares or other Deposited
          Securities, (iii) an issuance of securities convertible into or exchangeable for Shares, (iv) an issuance of rights to subscribe for securities convertible into or exchangeable for Shares, (v) an elective dividend of cash or Shares, (vi) a redemption of Deposited
          Securities, (vii) a meeting of holders of Deposited Securities, or solicitation of consents or proxies, relating to any reclassification of securities, merger or consolidation or transfer of assets or (viii)
          any reclassification, recapitalization, reorganization, merger, consolidation or sale of assets which affects the Deposited
          Securities, it will obtain U.S. legal advice and take all steps necessary to ensure that the application of the proposed transaction to Holders and Beneficial Owners does not violate the registration provisions of the Securities Act, or any other applicable laws
          (including, without limitation, the U.S. Investment Company Act of
          1940, as amended, the Exchange Act or the securities laws of any of the states of the United States). In support of the foregoing, the
          Company will furnish to the Depositary, at the Company's expense, (a)
          a written opinion of U.S. counsel or counsel in any other applicable jurisdiction (in form and substance reasonably satisfactory to the
          Depositary) stating whether or not application of such transaction to
          Holders and Beneficial Owners (1) requires a registration statement under the Securities Act to be in effect or (2) is exempt from the registration requirements of the Securities Act and (b) an opinion of
          Irish counsel (reasonably satisfactory to the Depositary) stating that
          (1) making the transaction available to Holders and Beneficial Owners does not violate the laws or regulations of Ireland and (2) all requisite regulatory consents and approvals have been obtained in
          Ireland. If the filing of a registration statement is required, the
          Depositary shall not have any obligation to proceed with the transaction unless it shall have received evidence reasonably satisfactory to it that such registration statement has been declared effective and that such distribution is in accordance with all applicable laws or regulations. If, being advised by counsel, the
          Company determines that a transaction is required to be registered under the Securities Act, the Company will either (i) register such transaction to the extent necessary, (ii) alter the terms of the transaction to avoid the registration requirements of the Securities
          Act or (iii) direct the Depositary to take specific measures, in each case as contemplated in this Agreement, to prevent such transaction from violating the registration requirements of the Securities Act.

          The Company agrees with the Depositary that neither the Company nor any of its Affiliates will at any time (i) deposit any Shares or other
          Deposited Securities, either upon original issuance or upon a sale of
          Shares or other Deposited Securities previously issued and reacquired by the Company or by any such Affiliate, or (ii) issue additional
          Shares, rights to subscribe for such Shares, securities convertible into or exchangeable for Shares or rights to subscribe for such securities, unless such transaction and the securities issuable in such transaction are exempt from registration under the Securities Act or have been registered under the Securities Act (and such registration statement has been declared effective).

          Notwithstanding anything else contained in this Agreement, nothing in this Agreement shall be deemed to obligate the Company to file any registration statement in respect of any proposed transaction.

4.3       PRE-RELEASE

          Subject to the further terms and provisions of this Section, the
          Depositary, its affiliates and their agents, on their own behalf, may own and deal in any class of securities of the Company and its
          Affiliates and in ADSs. In its capacity as Depositary, the Depositary may (i) issue ADSs represented by Pre-Released ADRs (each such transaction a "Pre-Release Transaction") as provided below and (ii)
          deliver Shares upon the receipt and cancellation of ADSs that were issued in a Pre-Release Transaction, but for which Shares may not yet have been received. The Depositary may receive ADSs in lieu of Shares under (i) above and receive Shares in lieu of ADSs under (ii) above.
          Each such Pre-Release Transaction will be (a) subject to a written agreement whereby the person or entity (the "Applicant") to whom ADSs or Shares are to be delivered (1) represents that at the time of the
          Pre-Release Transaction the Applicant or its customer owns the Shares or ADSs that are to be delivered by the Applicant under such
          Pre-Release Transaction, (2) agrees to indicate the Depositary as owner of such Shares or ADSs in its records and to hold such Shares or
          ADSs in trust for the Depositary until such Shares or ADSs are delivered to the Depositary or the Custodian, (3) unconditionally guarantees to deliver to the Depositary or the Custodian, as applicable, such Shares or ADSs, and (4) agrees to any additional restrictions or requirements that the Depositary deems appropriate,
          (b) at all times fully collateralized with cash, United States government securities or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five business days' notice and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate. The Depositary will normally limit the number of ADSs and Shares involved in such
          Pre-Release Transactions at any one time to 30% of the ADSs outstanding (without giving effect to ADSs outstanding under (i)
          above), provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate. The Depositary may also set limits with respect to the number of ADSs and Shares involved in Pre-Release Transactions with any one person on a case by case basis as it deems appropriate.

          For the purposes of enabling the Depositary to fulfil its obligations to the Holders under the Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Applicant's obligation to deliver Shares or ADRs upon termination of a Pre-release Transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder). The
          Depositary may retain for its own account any compensation received by it in connection with the foregoing.

5.        TRANSFER, COMBINATION AND SPLIT-UP OF ADRS; SUBSTITUTION OF ADRS;
          CANCELLATION AND DESTRUCTION OF ADRS; MAINTENANCE OF RECORDS

5.1       TRANSFER, COMBINATION AND SPLIT-UP OF ADRS

          Subject to the terms and conditions of this Agreement, the Depositary shall, upon surrender of an ADR or ADRs in form satisfactory to the
          Depositary at the Depositary's Office (a) for the purpose of transfer, if such ADRs are accompanied by such instruments of transfer as the
          Depositary may require and are stamped as may be required by law, register the transfer of such ADRs on the Register and execute and deliver new ADRs to or upon the order of the person entitled thereto;
          and (b) for the purpose of effecting a split-up or combination, execute and deliver a new ADR or ADRs in such denominations as may be requested, evidencing the same aggregate number of ADRs as the ADRs surrendered.

5.2       SUBSTITUTION OF ADRS

          The Depositary shall execute and deliver a new ADR of like tenor in exchange and substitution for any mutilated ADR upon cancellation thereof or in substitution for a destroyed, lost or stolen ADR, upon payment of applicable fees, costs and expenses, unless the Depositary has notice that such ADR has been acquired by a bona fide purchaser, upon the Holder thereof filing with the Depositary a request for such execution and delivery and a sufficient indemnity bond (for the benefit of the Depositary and the Company) and satisfying any other reasonable requirements imposed by the Depositary.

          At the request of a Holder, the Depositary shall, for the purpose of substituting a certificated Receipt with a Receipt issued through
          DRS/Profile, or vice versa, execute and deliver a certificated Receipt or DRS/Profile statement, as the case may be, for any authorized number of ADSs requested, evidencing the same aggregate number of ADSs as those evidenced by the certificated Receipt or DRS/Profile statement, as the case may be, substituted.

5.3       CANCELLATION AND DESTRUCTION OF ADRS

          The Depositary shall cancel all ADRs surrendered to it. The Depositary is authorised to destroy ADRs so cancelled in accordance with customary practices of stock transfer agents in The City of New York.
          Cancelled ADRs shall not be entitled to any benefits under this
          Agreement or be valid or obligatory for any purpose.

5.4       MAINTENANCE OF RECORDS

          The Depositary shall maintain records of all ADRs surrendered,
          Deposited Securities withdrawn under Section 5.5, transfer of ADRs, substitute ADRs delivered, and cancelled or destroyed ADRs under this
          Section 5, in keeping with the procedures ordinarily followed by stock transfer agents located in The City of New York or as required by applicable law or regulation.

5.5       SURRENDER OF RECEIPTS AND WITHDRAWAL OF DEPOSITED SECURITIES

          Upon surrender, at the Principal Office of the Depositary, of ADSs for
          the purpose of withdrawal of the Deposited Securities represented thereby, and upon payment of (i) the fees and charges of the
          Depositary for the making of withdrawals of Deposited Securities and cancellation of ADRs (as set forth in Exhibit B) and (ii) all applicable taxes and governmental charges payable in connection with such surrender and withdrawal, including any applicable Irish stamp duty, and subject to the terms and conditions of this Agreement, the
          Company's Articles of Association, and any other provisions of or governing the Deposited Securities and other applicable laws, the
          Holder of such ADSs shall be entitled to Delivery, to him or upon his order, of the Deposited Securities at the time represented by the ADSs so surrendered. ADSs may be surrendered for the purpose of withdrawing
          Deposited Securities by delivery of an ADR evidencing such ADSs (if held in certificated form) or by book-entry delivery of such ADSs to the Depositary.

          A Receipt surrendered for such purposes shall, if so required by the
          Depositary, be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary so requires, the Holder thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited
          Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order. Thereupon, the
          Depositary shall direct the Custodian to deliver (without unreasonable delay) at the designated office of the Custodian or through a book entry delivery of the Shares (in either case, subject to Section 5.6,
          Exhibit B and to the other terms and conditions of this Agreement, to the Company's Articles of Association, to the provisions of or governing the Deposited Securities and to applicable laws, now or hereafter in effect) to or upon the written order of the person or persons designated in the order delivered to the Depositary as provided above, the Deposited Securities represented by such ADSs, together with any certificate or other proper documents of or relating to title of the Deposited Securities as may be legally required, as the case may be, to or for the account of such person.

          The Depositary may, in its discretion, refuse to accept for surrender a number of ADSs representing a number other than a whole number of
          Shares. In the case of surrender of an ADR evidencing a number of ADSs representing other than a whole number of Shares, the Depositary shall cause ownership of the appropriate whole number of Shares to be delivered in accordance with the terms hereof, and shall, at the discretion of the Depositary, either (i) issue and deliver to the person surrendering such Receipt a new Receipt evidencing ADSs representing any remaining fractional Share, or (ii) sell or cause to be sold the fractional Shares represented by the Receipt surrendered and remit the proceeds of such sale (net of (a) applicable fees and charges of, and reasonable expenses incurred by, the Depositary and
          (b) taxes withheld) to the person surrendering the Receipt.

          At the request, risk and expense of any Holder so surrendering an ADR, and for the account of such Holder, the Depositary shall direct the
          Custodian to forward (to the extent permitted by law) any cash or other property (other than securities) held in respect of, and any certificate or certificates and other proper documents of or relating to title to, the Deposited Securities represented by such ADR to the
          Depositary for delivery at the Principal Office of the Depositary, and for further delivery to such Holder. Such direction shall be given by letter or, at the request, risk and expense of such Holder, by cable, telex or facsimile transmission. Upon receipt by the Depositary, the
          Depositary may make delivery to such person or persons entitled thereto at the Principal Office of the Depositary of any dividends or cash distributions with respect to the Deposited Securities represented by such ADSs, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the
          Depositary.

5.6       LIMITATIONS ON EXECUTION AND DELIVERY, TRANSFER, ETC. OF RECEIPTS;
          SUSPENSION OF DELIVERY, TRANSFER, ETC.

          As a condition precedent to the execution and delivery, registration, registration of transfer, split-up, combination or surrender of any
          ADR, the delivery of any distribution thereon or withdrawal of any
          Deposited Securities, the Depositary or the Custodian may require (i)
          payment from the depositor of Shares or presenter of the ADR of a sum sufficient to reimburse it for any tax or other governmental charge, including any applicable Irish stamp duty, and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn)
          and payment of any applicable fees and charges of the Depositary as provided in Exhibit B, (ii) the production of proof satisfactory to it as to the identity and genuineness of any signature or any other matter contemplated by Section

          14.5 and (iii) compliance with (A) any laws or governmental regulations relating to the execution and delivery of ADRs or ADSs or to the withdrawal or delivery of Deposited Securities and (B) such reasonable regulations as the Depositary may establish consistent with the provisions of this Agreement and applicable law.

          The issuance of ADSs against deposits of Shares generally or against deposits of particular Shares may be suspended, or the issuance of
          ADSs against the deposit of particular Shares may be withheld, or the registration of transfer of ADRs in particular instances may be refused, or the registration of transfers of ADRs generally may be suspended, during any period when the transfer books of the Depositary are closed or if any such action is deemed necessary or advisable by the Depositary or the Company, in good faith, at any time or from time to time because of any requirement of law, any government or governmental body or commission or any securities exchange on which the Receipts or Shares are listed, or under any provision of this
          Agreement or provisions of, or governing, the Deposited Securities, or any meeting of shareholders of the Company or for any other reason, subject, in all cases, to Section 16.

6.        DISTRIBUTIONS:  CONVERSION OF FOREIGN CURRENCY WITHHOLDING

6.1       CASH DISTRIBUTIONS

          Whenever the Depositary receives confirmation from the Custodian of receipt of any cash dividend or other cash distribution on any
          Deposited Securities, or receives proceeds from the sale of any
          Shares, rights, securities or other entitlements under the terms hereof, the Depositary will, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the
          Depositary (pursuant to Section 6.8) be converted on a practicable basis into Dollars transferable to the United States, promptly convert or cause to be converted such cash dividend, distribution or proceeds into Dollars (on the terms described in Section 6.8) and will distribute promptly the amount thus received (net of (a) the applicable fees and charges of, and expenses incurred by, the
          Depositary and (b) taxes withheld) to the Holders of record as of the
          ADS Record Date in proportion to the number of ADSs held by such
          Holders respectively as of the ADS Record Date. The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Holder a fraction of one cent. Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Holders entitled thereto. Holders and Beneficial Owners understand that in converting Foreign Currency, amounts received on conversion are calculated at a rate which exceeds three or four decimal places
          (the number of decimal places used by the Depositary to report distribution rates). Any excess amount may be retained by the
          Depositary as an additional cost of conversion, irrespective of any other fees and expenses payable or owing hereunder and shall not be subject to escheatment. If the Company, the Custodian or the
          Depositary is required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited
          Securities an amount on account of taxes, duties or other governmental charges, the amount distributed to Holders on the ADSs representing such Deposited Securities shall be reduced accordingly. Such withheld amounts shall be forwarded by the Company, the Custodian or the
          Depositary to the relevant governmental authority. Evidence of payment thereof by the Company shall be forwarded by the Company to the
          Depositary upon request. The Depositary will forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental agencies, such reports necessary to obtain benefits under the applicable tax treaties for the Holders and Beneficial Owners of Receipts.

6.2       DISTRIBUTION IN SHARES

          If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Company shall cause such Shares to be deposited with the Custodian and registered, as the case may be, in the name of the Depositary, the Custodian or any of their

          nominees. Upon receipt of confirmation of such deposit from the
          Custodian, the Depositary shall establish the ADS Record Date upon the terms described in Section 6.6 and shall, subject to Exhibit B hereof, either (i) distribute to the Holders as of the ADS Record Date in proportion to the number of ADSs held as of the ADS Record Date, additional ADSs, which represent in the aggregate the number of Shares received as such dividend, or free distribution, subject to the other terms of this Agreement (including, without limitation, (a) the applicable fees and charges of, and reasonable expenses incurred by, the Depositary and (b) taxes), or (ii) if additional ADSs are not so distributed, each ADS issued and outstanding after the ADS Record Date shall, to the extent permissible by law, thenceforth also represent rights and interests in the additional Shares distributed upon the
          Deposited Securities represented thereby (net of (a) the applicable fees and charges of, and reasonable expenses incurred by, the
          Depositary and (b) taxes). In lieu of delivering fractional ADSs, the
          Depositary shall sell the number of Shares represented by the aggregate of such fractions and distribute the proceeds upon the terms described in Section 6.1. The Depositary may withhold any such distribution of Receipts if it has not received satisfactory assurances from the Company (including an opinion of counsel to the
          Company furnished at the Company's expense) that such distribution does not require registration under the Securities Act or is exempt from registration under the provisions of the Securities Act. To the extent such distribution may be withheld, the Depositary may dispose of all or a portion of such distribution in such amounts and in such manner, including by public or private sale, as the Depositary deems necessary and practicable, and the Depositary shall distribute the net proceeds of any such sale (after deduction of applicable (a) taxes and
          (b) fees and charges of, and expenses incurred by, the Depositary) to
          Holders entitled thereto upon the terms described in Section 6.1.

6.3       ELECTIVE DISTRIBUTIONS IN CASH OR SHARES

          Whenever the Company intends to distribute a dividend payable at the election of the holders of Shares in cash or in additional Shares, the
          Company shall give notice thereof to the Depositary at least 30 days prior to the proposed distribution stating whether or not it wishes such elective distribution to be made available to Holders of ADSs.
          Upon receipt of notice indicating that the Company wishes such elective distribution to be made available to Holders of ADSs, the
          Depositary shall consult with the Company to determine, and the
          Company shall assist the Depositary in its determination, whether it is lawful and reasonably practicable to make such elective distribution available to the Holders of ADSs. The Depositary shall make such elective distribution available to Holders only if (i) the
          Company shall have timely requested that the elective distribution is available to Holders of ADRs, (ii) the Depositary shall have determined that such distribution is reasonably practicable and (iii)
          the Depositary shall have received satisfactory documentation within the terms of Section 4.2. If the above conditions are not satisfied, the Depositary shall, to the extent permitted by law, distribute to the Holders, on the basis of the same determination as is made in the local market in respect of the Shares for which no election is made, either (x) cash upon the terms described in Section 6.1 or (y)
          additional ADSs representing such additional Shares upon the terms described in Section 6.2. If the above conditions are satisfied, the
          Depositary shall establish an ADS Record Date (on the terms described in Section 6.6) and establish procedures to enable Holders to elect the receipt of the proposed dividend in cash or in additional ADSs.
          The Company shall assist the Depositary in establishing such procedures to the extent reasonably necessary. Subject to Exhibit B hereof, if a Holder elects to receive the proposed dividend (x) in cash, the dividend shall be distributed upon the terms described in
          Section 6.1, or (y) in ADSs, the dividend shall be distributed upon the terms described in Section 6.2. Nothing herein shall obligate the
          Depositary to make available to Holders a method to receive the elective dividend in Shares (rather than ADSs). There can be no assurance that Holders generally, or any Holder in particular, will be given the opportunity to receive elective distributions on the same terms and conditions as the holders of Shares.

6.4       DISTRIBUTION OF RIGHTS TO PURCHASE SHARES

             (a)    Distribution to ADS Holders. Whenever the Company intends to distribute to the holders of the Deposited Securities rights to subscribe for additional Shares, the Company shall give notice thereof to the Depositary at least 60 days prior to the proposed distribution stating whether or not it wishes such rights to be made available to Holders. Upon receipt of a notice indicating that the Company wishes such rights to be made available to Holders, the Depositary shall consult with the Company to determine, and the Company shall
                    determine, whether it is lawful and reasonably practicable to make such rights available to the Holders. The Depositary shall make such rights available to Holders only if (i) the
                    Company shall have timely requested that such rights be made available to Holders, (ii) the Depositary shall have
                    received satisfactory documentation within the terms of
                    Section 4.2, and (iii) the Depositary shall have determined that such distribution of rights is lawful and reasonably
                    practicable. In the event any of the conditions set forth
                    above are not satisfied, the Depositary shall proceed with the sale of the rights as contemplated in Section 6.4(b)
                    below or, if timing or market conditions may not permit, do nothing thereby allowing such rights to lapse. In the event all conditions set forth above are satisfied, the Depositary shall establish an ADS Record Date (upon the terms described in Section 6.6) and establish procedures (x) to distribute such rights (by means of warrants or otherwise) and (y) to enable the Holders to exercise the rights (upon payment of applicable (a) fees and charges of, and reasonable expenses incurred by, the Depositary and (b) taxes and other
                    governmental charges). Nothing herein shall obligate the
                    Depositary to make available to the Holders a method to
                    exercise such rights to subscribe for Shares (rather than
                    ADSs).

             (b)    Sale of Rights. If (i) the Company does not timely request the Depositary to make the rights available to Holders or
                    requests that the rights not be made available to Holders,
                    (ii) the Depositary fails to receive satisfactory
                    documentation within the terms of Section 4.2 or determines it is not lawful or reasonably practicable to make the
                    rights available to Holders, or (iii) any rights made
                    available are not exercised and appear to be about to lapse, the Depositary shall determine whether it is lawful and
                    reasonably practicable to sell such rights, in a riskless
                    principal capacity or otherwise, at such place and upon such terms (including public or private sale) as it may deem
                    proper. The Company shall assist the Depositary to the
                    extent reasonably necessary to determine such legality and practicability. The Depositary shall, upon such sale,
                    convert and distribute proceeds of such sale (net of
                    applicable (a) fees and charges of, and reasonable expenses incurred by, the Depositary and (b) taxes) upon the terms
                    set forth in Section 6.1.

             (c)    Lapse of Rights. If the Depositary is unable to make any
                    rights available to Holders upon the terms described in
                    Section 6.4(a) or to arrange for the sale of the rights upon the terms described in Section 6.4(b), the Depositary shall allow such rights to lapse.

          The Depositary shall not be responsible for (i) any failure to determine that it may be lawful or practicable to make such rights available to Holders in general or any Holders in particular, (ii) any foreign exchange exposure or loss incurred in connection with such sale, or exercise, or (iii) the content of any materials forwarded to the Holders on behalf of the Company in connection with the rights distribution.

          Notwithstanding anything to the contrary in this Section 6.4, if registration (under the Securities Act or any other applicable law) of the rights or the securities to which any rights relate may be required in order for the Company to offer such rights or such securities to Holders and to sell the securities represented by such rights, the Depositary will not distribute such rights to the Holders
          (i) unless and until a registration statement under the Securities Act covering such

          offering is in effect or (ii) unless the Company furnishes to the
          Depositary at the Company's expense opinion(s) of counsel to the
          Company in the U.S. and counsel to the Company in any other applicable country in which rights would be distributed, in each case reasonably satisfactory to the Depositary, to the effect that the offering and sale of such securities to Holders and Beneficial Owners are exempt from, or do not require registration under, the provisions of the
          Securities Act or any other applicable laws. In the event that the
          Company, the Depositary or the Custodian shall be required to withhold and does withhold from any distribution of property (including rights)
          an amount on account of taxes or other governmental charges, the amount distributed to the Holders shall be reduced accordingly. In the event that the Depositary determines that any distribution in property
          (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charges which the Depositary is obligated to withhold, the Depositary may dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner, including by public or private sale, as the Depositary deems necessary and practicable to pay any such taxes or charges.

          There can be no assurance that Holders generally, or any Holder in particular, will be given the opportunity to exercise rights on the same terms and conditions as the holders of Shares or be able to exercise such rights. Nothing herein shall obligate the Company to file any registration statement in respect of any rights or Shares or other securities to be acquired upon the exercise of such rights.

6.5       DISTRIBUTIONS OTHER THAN CASH, SHARES OR RIGHTS TO PURCHASE SHARES

             (a)    Whenever the Company intends to distribute to the holders of
                    Deposited Securities property other than cash, Shares or
                    rights to purchase additional Shares, the Company shall give notice thereof to the Depositary at least 30 days prior to the proposed distribution and shall indicate whether or not it wishes such distribution to be made to Holders. Upon
                    receipt of a notice indicating that the Company wishes such distribution be made to Holders, the Depositary shall
                    determine whether such distribution to Holders is lawful and practicable. The Depositary shall not make such distribution unless (i) the Company shall have timely requested the
                    Depositary to make such distribution to Holders, (ii) the
                    Depositary shall have received satisfactory documentation
                    within the terms of Section 4.2, and (iii) the Depositary
                    shall have determined that such distribution is reasonably practicable.

             (b)    Upon receipt of satisfactory documentation and the request of the Company to distribute property to Holders and after making the requisite determinations set forth in (a) above, the Depositary may distribute the property so received to
                    the Holders of record as of the ADS Record Date, in
                    proportion to the number of ADSs held by such Holders
                    respectively and in such manner as the Depositary may deem practicable for accomplishing such distribution (i) upon
                    receipt of payment or net of the applicable fees and charges of, and expenses incurred by, the Depositary, and (ii) net of any taxes and other governmental charges withheld. The
                    Depositary may dispose of all or a portion of the property so distributed and deposited, in such amounts and in such
                    manner (including public or private sale) as the Depositary may deem practicable or necessary to satisfy any taxes
                    (including applicable interest and penalties) or other
                    governmental charges applicable to the distribution.

             (c)    If (i) the Company does not request the Depositary to make such distribution to Holders or requests not to make such
                    distribution to Holders or, (ii) the Depositary does not
                    receive satisfactory documentation within the terms of
                    Section 4.2, or (iii) the Depositary determines that all or a portion of such distribution is not reasonably practicable or feasible, the Depositary shall endeavor to sell or cause such property to be sold in a public or private sale, at
                    such place or places and upon such terms as it

                    may deem proper and shall distribute the net proceeds, if
                    any, of such sale received by the Depositary (net of
                    applicable (a) fees and charges of, and reasonable expenses incurred by, the Depositary and (b) taxes) to the Holders as of the ADS Record Date upon the terms of Section 6.1. If the
                    Depositary is unable to sell such property, the Depositary may dispose of such property in any way it deems reasonably practicable under the circumstances for nominal or no
                    consideration and Holders and Beneficial Owners shall have no rights thereto or arising therefrom.

6.6       FIXING OF RECORD DATE

          Whenever necessary in connection with any distribution (whether in cash, Shares, rights, or other distribution), or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each ADS, or whenever the Depositary shall receive notice of any meeting of or solicitation of holders of Shares or other
          Deposited Securities, or whenever the Depositary shall find it necessary or convenient, the Depositary shall fix a record date (the
          "ADS Record Date"), as close as practicable to the record date fixed by the Company with respect to the Shares, for the determination of the Holders who shall be entitled to receive such distribution, to give instructions for the exercise of voting rights at any such meeting, or to give or withhold such consent, or to receive such notice or solicitation or to otherwise take action, or to exercise the rights of Holders with respect to such changed number of Shares represented by each ADS. Subject to applicable law and the provisions of Section 6.1 through 6.5 and to the other terms and conditions of this Agreement, only the Holders of record at the close of business in
          New York on such ADS Record Date shall be entitled to receive such distribution, to give such voting instructions, to receive such notice or solicitation, or otherwise take action.

6.7       VOTING OF DEPOSITED SHARES

          Subject to the next sentence, as soon as practicable after receipt of notice of any meeting at which the holders of Shares are entitled to vote, or of solicitation of consents or proxies from holders of Shares or other Deposited Securities, the Depositary shall fix the ADS Record
          Date in respect of such meeting or solicitation of consent or proxy.
          The Depositary shall, if requested by the Company in writing in a timely manner (the Depositary having no obligation to take any further action if the request shall not have been received by the Depositary at least 30 days prior to the date of such vote or meeting) and at the
          Company's expense and provided no U.S. legal prohibitions exist, which may in the reasonable discretion of the Depositary be supported by an opinion of counsel with respect to U.S. law furnished by the Company to the Depositary in a form and substance reasonably acceptable to the
          Depositary (furnished at the expense of the Company), mail by regular, ordinary mail delivery or otherwise distribute to Holders as of the
          ADS Record Date: (a) such notice of meeting or solicitation of consent or proxy; (b) a statement that the Holders at the close of business on the ADS Record Date will be entitled, subject to any applicable law, the Company's Articles of Association and the provisions of or governing the Deposited Securities (which provisions, if any, shall be summarized in pertinent part by the Company), to instruct the
          Depositary as to the exercise of the voting rights, if any, pertaining to the Shares or other Deposited Securities represented by such
          Holder's ADSs; and (c) a brief statement as to the manner in which such instructions may be given. Voting instructions may be given only in respect of a number of ADSs representing an integral number of
          Shares or other Deposited Securities. Upon the timely receipt of written instructions of a Holder of ADSs on the ADS Record Date of voting instructions in the manner specified by the Depositary, the
          Depositary shall endeavor, insofar as practicable and permitted under applicable law, the provisions of this Agreement, the Company's
          Articles of Association and the provisions of or governing the
          Deposited Securities, to vote or cause the Custodian to vote the
          Shares and/or other Deposited Securities (in person or by proxy)
          represented by ADSs evidenced by such Receipt in accordance with such voting instructions.

          Neither the Depositary nor the Custodian shall, under any
          circumstances exercise any discretion as to voting, and neither the
          Depositary nor the Custodian shall vote, attempt to exercise the right to vote, or in any way make use of for purposes of establishing a quorum or otherwise, the Shares or other Deposited Securities represented by ADSs except pursuant to and in accordance with such written instructions from Holders. Shares or other Deposited
          Securities represented by ADSs for which no specific voting instructions are received by the Depositary from the Holder shall not be voted.

          Notwithstanding the above, save for applicable provisions of Irish law, and in accordance with the terms of Section 10, the Depositary shall not be liable for any failure to carry out any instructions to vote any of the Deposited Securities.

6.8       CONVERSION OF FOREIGN CURRENCY

          Upon receipt by the Depositary or the Custodian of any foreign currency, if at the time of its receipt such foreign currency can in the judgment of the Depositary be converted on a reasonably basis into
          U.S. dollars and the resulting U.S. dollars transferred to the United
          States, the Depositary shall as promptly as practicable (and in any event within on business day) convert or cause to be converted, such foreign currency into U.S. dollars, and shall distribute such U.S.
          dollars to the Holders entitled thereto in accordance with Sections
          6.1 through 6.5. If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license as it may deem in its reasonable judgment upon consultation with the
          Company desirable. If the Depositary determines that such foreign currency is not convertible, in whole or in part, on a reasonable basis into U.S. dollars transferable to the United States, or if any approval or license which is required for such conversion is denied or in the opinion of the Depositary is not obtainable or is not obtained within a reasonable period or at a reasonable costs, the Depositary may distribute all or part of the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of the Holders entitled thereto. Each Holder agrees that in converting
          Foreign Currency, amounts received on conversion are calculated at a rate which may exceed the number of decimal places used by the
          Depositary to report distribution rates (which in any case will not be less than two decimal places). Any excess amount may be retained by the Depositary as an additional cost of conversion, irrespective of any other fees and expenses payable or owing hereunder and shall not be subject to escheatment. All expenses of any such conversion shall be deducted from the proceeds thereof.

6.9       WITHHOLDING

          In connection with any distribution on the Deposited Securities, each of the Company, the Depositary and the Custodian shall remit to the appropriate governmental authority such amounts (if any) as may be required by law to withhold and pay to such authority. The Depositary shall forward to the Company in a timely fashion such information from its records as the Company may reasonably request to enable the
          Company to file necessary reports with governmental authorities. The
          Depositary shall make reasonable efforts to establish and maintain arrangements that assist Beneficial Owners in claiming any tax refunds, credits or other benefits (pursuant to treaty or otherwise)
          relating to distributions on the ADSs. The Depositary shall provide copies of any filing that it makes in conjunction with any such arrangements to the Company. The Company shall provide such cooperation in establishing and maintaining any such arrangements as the Depositary may reasonably request.

          If any present or future tax or other governmental charge shall become payable by the Depositary or the Custodian with respect to any ADR or any Deposited Securities or ADSs, such tax or other governmental charge shall be payable by the Holders and Beneficial Owners to the Depositary and such Holders and Beneficial Owners shall be deemed liable therefor. The Company, the Custodian and/or the
          Depositary may withhold or deduct from any distributions made in respect of Deposited Securities and may sell for the account of a
          Holder and/or Beneficial Owner any or all of the Deposited Securities
          and apply such distributions and sale proceeds in payment of such taxes (including applicable interest and penalties) or charges, with the Holder and the Beneficial Owner remaining fully liable for any deficiency. In addition to any other remedies available to it, the
          Depositary and the Custodian may refuse the deposit of Shares, and the
          Depositary may refuse to issue ADSs, to deliver ADRs, register the transfer, split-up or combination of ADRs and (subject to Section 16)
          the withdrawal of Deposited Securities, until payment in full of such tax, charge, penalty or interest is received. Every Holder and
          Beneficial Owner agrees to indemnify the Depositary, the Company, the
          Custodian, and each of their respective agents, officers, directors, employees and Affiliates for, and to hold each of them harmless from, any claims with respect to taxes (including applicable interest and penalties thereon) arising from any tax benefit obtained for such
          Holder and/or Beneficial Owner. The obligations of Holders and
          Beneficial Owners of Receipts under this Section 6.9 shall survive any transfer of Receipts, any surrender of Receipts and withdrawal of
          Deposited Securities, or the termination of this Agreement.

7.        CUSTODIAN

          The Depositary shall procure that there is at all times a Custodian.
          Any Custodian in acting hereunder shall be subject to the direction of the Depositary and shall be responsible solely to it. The Depositary shall be responsible for the compliance by each Custodian with the provisions hereof. The Depositary may, from time to time, appoint one or more agents to act for it as Custodian hereunder in addition to or in lieu of the Custodian named in the Form of ADR. Any Custodian may resign from its duties hereunder upon 30 days' written notice to the
          Depositary. The Depositary may discharge any Custodian at any time upon notice to such Custodian. The Depositary shall promptly instruct any Custodian ceasing to act as Custodian to deliver all Deposited
          Securities held by it to a Custodian continuing to act hereunder and the resignation of discharge of any Custodian shall not be effective until such Custodian shall have so delivered all Deposited Securities held by it. Upon the appointment of any successor depositary, any
          Custodian then acting hereunder shall, unless otherwise instructed by the Depositary, continue to be the Custodian of the Deposited
          Securities without any further act or writing and shall be subject to the direction of the successor depositary. The successor depositary so appointed shall, nevertheless, on the written request of any
          Custodian, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority to act on the direction of such successor depositary.

8.        DEPOSITARY'S AGENTS

          The Depositary may perform its obligations hereunder through any agent appointed by it including, but not limited to, a co-register to register ADRs and transfers, combinations and split-ups of ADRs and to countersign ADRs and/or a co-transfer agent for the purpose of effecting transfers, combinations or split-ups of ADRs at designated offices in addition to the Depositary's Office. Each agent so appointed by the Depositary shall give written notice to the
          Depositary accepting such appointment and shall agree in writing to be bound by the provision hereof. Notwithstanding the foregoing, the
          Depositary shall remain responsible for the performance of its obligations hereunder as if no agent were appointed.

9.        MAINTENANCE OF OFFICE

          Until termination of this Agreement in accordance with its terms, the
          Depositary or if a Registrar for the Receipts shall have been appointed, the Registrar shall maintain in the Borough of Manhattan, the City of New York, an office and facilities for the execution and delivery, registration, registration of transfers, combination and split-up of Receipts, the

          surrender of Receipts and the delivery and withdrawal of Deposited
          Securities in accordance with the provisions of this Agreement.

10.       STANDARD OF CARE

          The Company and the Depositary and their respective agents assume no obligation and shall not be subject to any liability under this
          Agreement or any Receipts to any Holder(s) or Beneficial Owner(s) or
          other persons, except in accordance with Section 15, provided, that the Company and the Depositary and their respective agents agree to perform their respective obligations specifically set forth in this
          Agreement or the applicable ADRs without gross negligence or willful misconduct. Without limitation of the foregoing, neither the
          Depositary, nor the Company, nor any of their respective controlling persons, or agents, shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expenses (including fees and disbursements of counsel) and liabilities be furnished as often as may be required (and no Custodian shall be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary).

          The Depositary and its agents shall not be liable for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any vote is cast or the effects of any vote.
          The Depositary shall not incur any liability for any failure to determine that any distribution or action may be lawful or reasonably practicable, for the content of any information submitted to it by the
          Company for distribution to the Holders or for any inaccuracy of any translation thereof, for any investment risk associated with acquiring an interest in the Deposited Securities, for the validity or worth of the Deposited Securities or for any tax consequences that may result from the ownership of ADSs, Shares or Deposited Securities, for the credit-worthiness of any third party, for allowing any rights to lapse upon the terms of this Agreement or for the failure or timeliness of any notice from the Company, or for any action or non action by it in reliance upon the opinion, advice of or information from legal counsel, accountants, any person representing Shares for deposit, any
          Holder or any other person believed by it in good faith to be competent to give such advice or information. The Depositary and its agents shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without gross negligence or willful misconduct while it acted as Depositary.

11.       RESIGNATION AND REMOVAL OF THE DEPOSITARY:  SUCCESSOR DEPOSITARY

          The Depositary may resign as Depositary by written notice of resignation delivered to the Company, subject to such limitations as may be agreed by the Company and the Depositary in writing from time to time, such resignation to be effective on the earlier of (i) the
          90th day after delivery thereof to the Company (whereupon the
          Depositary shall be entitled to take the actions contemplated in
          Section 13), or (ii) upon the appointment by the Company of a successor depositary and its acceptance of such appointment as hereinafter provided. The Depositary may be removed the Company by written notice of removal delivered to the Depositary, subject to such limitations as may be agreed by the Company and the Depositary in writing from time to time, which removal shall be effective on the later to occur of (i) the 90th day after delivery thereof to the
          Depositary (whereupon the Depositary shall be entitled to take the actions contemplated in Section 13), or (ii) upon the appointment by the Company of a successor depositary and its acceptance of such appointment as hereinafter provided. At any time in which the
          Depositary may resign or be removed hereunder, the Company shall be subject to

          prior payment of any amounts, fees, costs or expenses owed to the
          Depositary hereunder or in accordance with any other agreements otherwise agreed to in writing between the Company and the Depositary, prior to such resignation or removal taking effect. If the Depositary shall resign or be removed, the Company shall use its best efforts to appoint a bank or trust company having an office in The City of New
          York, as successor depositary hereunder. Every successor depositary shall execute and deliver to its predecessor and to the Company written acceptance of its appointment hereunder, and thereupon such successor depositary shall execute and deliver to its predecessor and to the Company written acceptance of its appointment hereunder, and thereupon such successor depositary, shall become Depositary hereunder; but such predecessor, upon payment of all sums due it hereunder and on the written request of the Company, shall execute and deliver an instrument transferring all rights and powers hereunder, shall duly assign, transfer and deliver all of its right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the names and addresses of, and holdings of ADSs by, all Holders. Any bank or trust company into or with which the Depositary may be merged or consolidated, or to which the Depositary shall transfer substantially all its American depositary receipt business (including the ADR facility created pursuant to this Agreement), shall be the successor depositary hereunder without any further action. Upon the appointment or accession of any successor depositary hereunder, any Custodian then acting hereunder shall forthwith become the agent hereunder of such successor depositary and such successor depositary shall, on the written request of such Custodian, execute and deliver to such
          Custodian any instruments necessary to give such Custodian authority as the agent hereunder of such successor depositary.

12.       AMENDMENT

          The ADRs and this Agreement may be amended by the Company and the
          Depositary without consent of the Holders, provided that any amendment that imposes or increases any fees or charge, or that shall otherwise prejudice any substantial existing right of Holders, shall become effective 30 days after notice of such amendment shall have been given to the Holders. Every Holder, at the time any amendment so becomes effective, shall be deemed, by continuing to hold any ADR, to consent and agree to such amendment and to be bound by the ADRs and this
          Agreement as amended thereby.

13.       TERMINATION

          The Depositary shall, at the written direction of the Company, terminate this Agreement and this ADR by mailing notice of such termination to the Holders at least 30 days prior to the date fixed in such notice for such termination. The Depositary may terminate this
          Agreement, after giving notice to the Holders as set forth in the preceding sentence of this Section 13 at any time 45 days or more after the Depositary shall have delivered to the Company its written resignation, provided that no successor depositary shall have been appointed and accepted its appointment as provided in Section 11 before the end of such 45 days. After the date so fixed for termination, the Depositary and its agents shall perform no further acts under this Agreement and this ADR, except to advise Holders to such termination, receive and hold (or sell) distributions on
          Deposited Securities and deliver Deposited Securities being withdrawn together with any such distributions on Deposited Securities. As soon as practicable after the expiration of one year from the date so fixed for termination, the Depositary shall, to the extent practicable, sell the Deposited Securities and shall thereafter (as long as it may lawfully do so) hold the net proceeds of such sales, together with any other cash then held by it under this Agreement, without liability for interest, for the pro rata benefit of the Holders of ADRs not theretofore surrendered. After making such sale, the Depositary shall be discharged from all obligations in respect of this Agreement and this ADR, except to account for such net proceeds and other cash and its indemnification obligations to the Company. After the date so fixed for termination, the Company shall be discharged from all obligations under the Agreement except for its indemnification and payment obligations to the Depositary.

14.       INFORMATION

14.1      AVAILABLE INFORMATION

          This Agreement, the Company's Articles of Association, and written communications from the Company that are received by the Custodian or the Depositary in accordance with Section 14.6 of the Agreement, are available for inspection by Holders at the Depositary's Office and the office of the Custodian during normal business hours on any Business
          Day. The Company is exempt from the periodic reporting requirements of the Securities Exchange Act. The Company will submit to the Commission such notices, reports and communications which are required to be submitted to the Commission by Rule 12g3-2(b) of the Securities
          Exchange Act. Such notices, reports and communications may be inspected and copied at the public reference facilities maintained by the Commission located at the date of the Agreement at Judiciary
          Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549.

14.2      ARTICLES OF ASSOCIATION

          The Company has delivered to the Depositary and the Custodian, a copy of its Articles of Association (in English or with an English translation) and, promptly upon any amendment thereto, the Company shall deliver to the Depositary and the Custodian a copy (in English or with an English translation) of such amendment.

14.3      COMPLIANCE WITH INFORMATION REQUESTS

          Notwithstanding any other provision of this Agreement, the Receipts, the Articles of Association and applicable law, each Holder and
          Beneficial Owner agrees to (a) provide such information as the Company or the Depositary may request pursuant to law (including, without limitation, relevant Irish law, any applicable law of the United
          States, the Articles of Association, any resolutions of the Company's
          Board of Directors, the requirements of any markets or exchanges upon which the Shares, ADSs or Receipts are listed or traded or to any requirements of any electronic book-entry system by which the ADSs or
          Receipts may be transferred and (b) be bound by and subject to applicable provisions of the laws of Ireland, the Articles of
          Association and the requirements of any markets or exchanges upon which the ADSs, Receipts or Shares are listed or traded, or pursuant to any requirements of any electronic book-entry system by which the
          ADSs, Receipts or Shares may be transferred, to the same extent as if such Holder and Beneficial Owner held Shares directly, in each case irrespective of whether or not they are Holders or Beneficial Owners at the time such request is made, and (c) without limiting the generality of the foregoing, comply with all applicable provisions of
          Irish law, the rules and requirements of the Irish Stock Exchange
          Limited and any other stock exchange on which the Shares are, or will be registered, traded or listed and the Company's Articles of
          Association regarding any such Holder or Beneficial Owner's interest in Shares (including the aggregate of ADSs and Shares held by each such Holder or Beneficial Owner), in compliance with applicable Irish law in force at the relevant time. Each Holder and Beneficial Owner acknowledge that failure to provide on a timely basis any required notification of an interest in Shares may result in withholding of certain rights, including voting and dividend rights, in respect of the Shares in which such Beneficial Owner has an interest. Each Holder and Beneficial Owner of ADSs further agrees to furnish the Company with any such notification made in accordance with this Section 14.3 and to comply with requests from the Company pursuant to the laws of
          Ireland, the rules and requirements of the Irish Stock Exchange
          Limited and any other stock exchange on which the Shares are, or will be registered, traded or listed, and the Articles of Association, whether or not they are Holders and/or Beneficial Owner at the time of such request. The Depositary agrees to use its reasonable efforts to forward upon the request of the Company, and at the Company's expense, any such request from the Company to the Holders and to forward to the
          Company any such responses to such requests received by the
          Depositary.

          Under Irish law, where any person acquires an interest in 5 per cent or more of the issued voting share capital of any class of a public limited company, such person must notify the company of his interest and of certain information relating to that interest. Notification must also be made of any change in the percentage level of a person's interest above 5 per cent. and any reduction to his or her interest to less than 5 per cent. By virtue of the Company's listing on the
          Official List of the Irish Stock Exchange, the Company will be required to notify the Company Announcements Office of the Irish Stock
          Exchange of any disclosure made to it in compliance with these provisions and of the particulars of any interests of any person, other than a Director, in 3.0 per cent. or more of the nominal value of any class of capital carrying rights to vote in all circumstances at general meetings of the Company, if such interest has been disclosed to it.

          Additionally, under Irish law, a person who acquires or disposes of interests in Shares must notify the Irish Stock Exchange if his percentage interest in Shares, following the acquisition or disposal, equals, exceeds or falls below the following percentages: 10 per cent,
          25 per cent, 50 per cent and 75 per cent.

14.4      LISTS OF HOLDERS

          The Company shall, to the extent permitted by applicable law, have the right to inspect the Register and the transfer records of the
          Depositary to supply copies of such records as the Company may reasonably request. The Depositary shall, to the extent permitted by applicable law, furnish to the Company, promptly upon the receipt of a written request from the Company, a list of the names and addresses of, and holdings of ADSs by, all Holders. The Depositary shall provide copies to the Company, promptly upon receipt of a written request from the Company, of any information received by the Depositary in accordance with Section 5.6 unless such disclosure is prohibited by applicable law.

14.5      PROOFS, CERTIFICATES AND OTHER INFORMATION

          Any person presenting Shares for deposit, any Holder and any
          Beneficial Owner may be required, and every Holder and Beneficial
          Owner agrees, from time to time to provide to the Depositary or the
          Custodian such proof of citizenship or residence, taxpayer status, payment of all applicable taxes or other governmental charges, exchange control approval, legal or beneficial ownership of ADSs and
          Deposited Securities, compliance with applicable laws and the terms of this Agreement and the provisions of, or governing, the Deposited
          Securities or other information; to execute such certifications and to make such representations and warranties, and to provide such other information and documentation as the Depositary may deem necessary or proper or as the Company may reasonably require by written request to the Depositary consistent with its obligations hereunder. The
          Depositary and the Registrar, as applicable, may withhold the execution or delivery or registration of transfer of any Receipt or the distribution or sale of any dividend or distribution of rights or of the proceeds thereof, or to the extent not limited by the terms of
          Section 16, the delivery of any Deposited Securities, until such proof or other information is filed or such certifications are executed, or such representations and warranties are made, or such other documentation or information provided, in each case to the
          Depositary's and the Company's satisfaction. The Depositary shall from time to time on the written request advise the Company of the availability of any such proofs, certificates or other information and shall, at the Company's sole expense, provide or otherwise make available copies thereof to the Company upon written request thereof by the Company, unless such disclosure is prohibited by law. Each
          Holder and Beneficial Owner agrees to provide any information requested by the Company or the Depositary pursuant to this paragraph.
          Nothing herein shall obligate the Depositary to (i) obtain any information for the Company if not provided by the Holders or
          Beneficial Owners or (ii) verify or vouch for the accuracy of the information so provided by the Holders or Beneficial Owners.

14.6      NOTICES

          Notice to any Holder shall be deemed to be given when first mailed, first class postage prepaid, or sent via telex or facsimile transmission to such Holder to the address or telex or facsimile number, as the case may be, of such Holder in the Register. Notice to the Depositary or the Company shall be deemed to be given when first received by it at the address or facsimile transmission number set forth in (a) or (b) below, respectively, or at such other address or facsimile transmission number as either may specify to the other by written notice:

             (a)    Deutsche Bank Trust Company Americas
                    60 Wall Street
                    New York
                    NY 10005
                    United States

                    Attention:   ADR Department
                    Fax:         +1-212-797-0327

             (b)    C&C Group plc
                    Kylemore Park
                    Dublin 10
                    Ireland

                    Attention:   Company Secretary
                    Fax:         +353 1 616 1100

          Notices to the Depositary must be in English.

14.7      REPORTS

          The Depositary will, at the expense of the Company and in accordance with Section 14.6, mail by regular, ordinary mail delivery or by electronic transmission (if agreed between the Company and the
          Depositary) and unless otherwise agreed in writing, copies of such communications (or English translations or summaries thereof) to
          Holders when requested and furnished by the Company.

15.       INDEMNIFICATION

15.1      INDEMNIFICATION BY THE COMPANY

          The Company agrees to indemnify the Depositary against any loss, liability or expense (including reasonable fees and reasonable expenses of counsel) that may arise out of a (a) its acceptance and performance of its powers and duties in respect of this Agreement, except to the extent such loss, liability or expense (i) is due to the gross negligence or bad faith of the Depositary or its agents or (ii)
          arises solely or exclusively out of a Pre-Release of an ADR and would not have arisen had such ADR not been the subject of a Pre-Release, or
          (b) any offer or sale of ADRs, ADSs, Shares or other Deposited
          Securities or any registration statement under the Securities Act in respect thereof, except to the extent such loss, liability or expense arises out of information (or omissions from such information)
          relating to the Depositary furnished in writing to the Company by the
          Depositary expressly for use in such registration statement.

15.2      INDEMNIFICATION BY THE DEPOSITARY

          The Depositary agrees to indemnify the Company against any loss, liability or expense (including reasonable fees and reasonable expenses of counsel) incurred by the Company in

          respect of this Agreement to the extent such loss, liability or expense (a) is due to the gross negligence or bad faith of the
          Depositary or its agents or (b) arises solely or exclusively out of a
          Pre-Release of an ADR and would not have arisen had such ADR not been the subject of a Pre-Release.

15.3      NOTIFICATION AND SETTLEMENT

          Any person seeking indemnification hereunder (an "indemnified person")
          shall notify the person from whom it is seeking indemnification (the
          "indemnifying person") of the commencement of any indemnifiable action or claim promptly after such indemnified person becomes aware of such commencement (provided that the failure to make such notification shall not affect such indemnified person's rights otherwise than under this Section 15.3) and shall consult in good faith with the indemnifying person as to the conduct of the defense of such action or claim, which shall be reasonable in the circumstances. No indemnified person shall compromise or settle any indemnifiable action or claim without the prior written consent of the indemnifying person (which consent shall not be unreasonably withheld).

15.4      SURVIVAL

          The obligations set forth in this Section 15 shall survive the termination of this Agreement.

16.       COMPLIANCE WITH U.S. SECURITIES LAWS

          Notwithstanding anything in this Agreement to the contrary, the withdrawal or delivery of Deposited Securities will not be suspended by the Company or the Depositary except as would be permitted by
          Instruction I.A.(1) of the General Instructions to Form F-6
          Registration Statement, as amended from time to time, under the
          Securities Act.

17.       MISCELLANEOUS

          This Agreement is for the exclusive benefit of the Company, the
          Depositary, the Holders, the Beneficial Owners, and their respective successors hereunder, and shall not give any legal or equitable right, remedy or claim whatsoever to any other person. The Holders and
          Beneficial Owners shall be parties to this Agreement and shall be bound by the provisions hereof. If any such provision is invalid, illegal or unenforceable in any respect, the remaining provisions shall in no way be affected thereby. This Agreement may be executed in two counterparts, each of which shall be deemed an original and both of which shall constitute one instrument. Subject to the provisions of
          Section 11, this Agreement may not be assigned by either the Company or the Depositary. The Company agrees not to appoint any other depositary for the issuance or administration of depositary receipts evidencing any class of stock of the Company so long as Deutsche Bank
          Trust Company Americas is acting as Depositary hereunder.

18.       GOVERNING LAW

          This Agreement and the Receipts shall be interpreted in accordance with, and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York without reference to the principles of choice of law thereof. Except as set forth in the following paragraph of this Section 18, the
          Company and the Depositary agree that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of or in connection with this Agreement and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts. The Company hereby irrevocably designates, appoints and empowers Puglisi & Associates (the "Agent") now at 850 Library
          Avenue, Suite 204, Newark, Delaware 19711, as its authorized agent to receive and accept for and on its behalf, and on behalf of its properties, assets and revenues, service by mail of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought against the Company in any federal or state court as described in the preceding sentence or in the next paragraph of this Section 18. If for any reason the Agent shall cease to be available to act as such, the Company agrees to designate a new agent in the City of New York on the terms and for the purposes of this Section 18 reasonably satisfactory to the Depositary. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding against the Company, by service by mail of a copy thereof upon the Agent (whether or not the appointment of such Agent shall for any reason prove to be ineffective or such Agent shall fail to accept or acknowledge such service), with a copy mailed to the
          Company by registered or certified air mail, postage prepaid, to its address provided in Section 14.6. The Company agrees that the failure of the Agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon.

          Notwithstanding the foregoing, the Depositary and the Company unconditionally agree that in the event that a Holder or Beneficial
          Owner brings a suit, action or proceeding against (a) the Company, (b)
          the Depositary in its capacity as Depositary under this Agreement or
          (c) against both the Company and the Depositary, in any state or federal court of the United States, and the Depositary or the Company
          have any claim, for indemnification or otherwise, against each other arising out of the subject matter of such suit, action or proceeding, then the Company and the Depositary may pursue such claim against each other in the state or federal court in the United States in which such suit, action, or proceeding is pending, and for such purposes, the
          Company and the Depositary irrevocably submit to the non-exclusive jurisdiction of such courts. The Company agrees that service of process upon the Agent in the manner set forth in the preceding paragraph shall be effective service upon it for any suit, action or proceeding brought against it as described in this paragraph.

          The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this Section 18, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

C & C GROUP PLC

By:
          -----------------------------------
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
          -----------------------------------
Name:
Title:

                                    EXHIBIT A
                ANNEXED TO AND INCORPORATED IN DEPOSIT AGREEMENT

                                  [FORM OF ADR]

CERTAIN RIGHTS OF THE HOLDER OF THIS AMERICAN DEPOSITARY RECEIPT MAY BE WITHHELD
IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE DEPOSIT AGREEMENT,
INCLUDING, WITHOUT LIMITATION, VOTING RIGHTS AND THE RIGHT TO RECEIVE DIVIDENDS
AND OTHER DISTRIBUTIONS

[Number]
                                                      No. of ADSs:
                                                                  -------------
                                                             Each ADS represents
                                                                Three (3) Shares
                                                                        CUSIP: O

                           AMERICAN DEPOSITARY RECEIPT

                                   evidencing

                           AMERICAN DEPOSITARY SHARES

                                  representing

                    ORDINARY SHARES, PAR VALUE EUR 0.01 EACH

                                       of

                                 C & C GROUP PLC
                    (Incorporated under the laws of Ireland)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as depositary hereunder (the
"DEPOSITARY"), hereby certifies that ____________________ is the registered owner (a "HOLDER") of _____ American Depositary Shares ("ADSS"), each representing three ordinary shares, par value EUR 0.01 each, including rights to receive Shares (together "SHARES" and, together with any additional securities or cash from time to time held by the Depositary or the Custodian referred to below in respect or in lieu, thereof, the "DEPOSITED SECURITIES"), of C & C
GROUP PLC, a company organized and existing under the laws of the Ireland (the
"COMPANY"), deposited at the Ireland office of the Governor and Company of the
Bank of Ireland, as custodian (the "CUSTODIAN"). This ADR is issued pursuant to
the Deposit Agreement dated as of        2005 (as amended from time to time, the
"AGREEMENT") among the Company, the Depositary and the owner from time to time of American Depositary Receipts issued thereunder ("ADRS"), each of whom by accepting an ADR agrees to become a party thereto and to be bound by all of the terms and conditions thereof and hereof. Copies of the Agreement are on file at the Depositary's Office at 60 Wall Street, New York NY 10005 and at the office of the Custodian at New Century House, International Financial Center, Lower
Mayor Street, Dublin 1, Eire. This ADR shall be governed by and construed in accordance with the laws of the State of New York. The terms and conditions of the Agreement are hereby incorporated by reference into this ADR and terms defined in the Agreement are used herein as so defined. In particular, the
Agreement provides as follows:

          1. Voting of Deposited Shares

          Subject to the next sentence, as soon as practicable after receipt of notice of any meeting at which the holders of Shares are entitled to vote, or of solicitation of consents or proxies from holders of Shares or other Deposited Securities, the Depositary shall fix the ADS Record
          Date in respect of such meeting or solicitation of consent or proxy.
          The Depositary shall, if requested

          by the Company in writing in a timely manner (the Depositary having no obligation to take any further action if the request shall not have been received by the Depositary at least 30 days prior to the date of such vote or meeting) and at the Company's expense and provided no
          U.S. legal prohibitions exist, which may in the reasonable discretion of the Depositary be supported by an opinion of counsel with respect to U.S. law furnished by the Company to the Depositary in a form and substance reasonably acceptable to the Depositary (furnished at the expense of the Company), mail by regular, ordinary mail delivery or otherwise distribute to Holders as of the ADS Record Date: (a) such notice of meeting or solicitation of consent or proxy; (b) a statement that the Holders at the close of business on the ADS Record Date will be entitled, subject to any applicable law, the Articles of
          Association and the provisions of or governing the Deposited
          Securities (which provisions, if any, shall be summarized in pertinent part by the Company), to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Shares or other Deposited
          Securities represented by such Holder's ADSs; and (c) a brief statement as to the manner in which such instructions may be given.
          Voting instructions may be given only in respect of a number of ADSs representing an integral number of Shares or other Deposited
          Securities. Upon the timely receipt of written instructions of a
          Holder of ADSs on the ADS Record Date of voting instructions in the manner specified by the Depositary, the Depositary shall endeavor, insofar as practicable and permitted under applicable law, the provisions of this Agreement, the Company's Articles of Association and the provisions of or governing the Deposited Securities, to vote or cause the Custodian to vote the Shares and/or other Deposited
          Securities (in person or by proxy) represented by ADSs evidenced by such Receipt in accordance with such voting instructions.

          Neither the Depositary nor the Custodian shall, under any
          circumstances exercise any discretion as to voting, and neither the
          Depositary nor the Custodian shall vote, attempt to exercise the right to vote, or in any way make use of for purposes of establishing a quorum or otherwise, the Shares or other Deposited Securities represented by ADSs except pursuant to and in accordance with such written instructions from Holders. Shares or other Deposited
          Securities represented by ADSs for which no specific voting instructions are received by the Depositary from the Holder shall not be voted.

          Notwithstanding the above, save for applicable provisions of Irish law, and in accordance with the terms of Section 10 of the Agreement, the Depositary shall not be liable for any failure to carry out any instructions to vote any of the Deposited Securities.

          2. Distributions

          2.1 Cash Distributions

          Whenever the Depositary receives confirmation from the Custodian of receipt of any cash dividend or other cash distribution on any
          Deposited Securities, or receives proceeds from the sale of any
          Shares, rights, securities or other entitlements under the terms hereof, the Depositary will, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the
          Depositary (pursuant to Section 6.8 of the Agreement) be converted on a practicable basis into Dollars transferable to the United States, promptly convert or cause to be converted such cash dividend, distribution or proceeds into Dollars (on the terms described in
          Section 6.8) and will distribute promptly the amount thus received
          (net of (a) the applicable fees and charges of, and reasonable expenses incurred by, the Depositary and (b) taxes withheld) to the
          Holders of record as of the ADS Record Date in proportion to the number of ADSs held by such Holders respectively as of the ADS Record
          Date. The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Holder a fraction of one cent. Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Holders entitled thereto. Holders and
          Beneficial Owners understand that in converting Foreign Currency, amounts received on conversion are calculated at a rate which exceeds three or four decimal places (the number of decimal places used by the
          Depositary to

          report distribution rates). Any excess amount may be retained by the
          Depositary as an additional cost of conversion, irrespective of any other fees and expenses payable or owing hereunder and shall not be subject to escheatment. If the Company, the Custodian or the
          Depositary is required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited
          Securities an amount on account of taxes, duties or other governmental charges, the amount distributed to Holders on the ADSs representing such Deposited Securities shall be reduced accordingly. Such withheld amounts shall be forwarded by the Company, the Custodian or the
          Depositary to the relevant governmental authority. Evidence of payment thereof by the Company shall be forwarded by the Company to the
          Depositary upon request. The Depositary will forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental agencies, such reports necessary to obtain benefits under the applicable tax treaties for the Holders and Beneficial Owners of Receipts.

          2.2 Distribution in Shares

          If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Company shall cause such Shares to be deposited with the Custodian and registered, as the case may be, in the name of the Depositary, the Custodian or any of their nominees. Upon receipt of confirmation of such deposit from the
          Custodian, the Depositary shall establish the ADS Record Date upon the terms described in Section 6.6 of the Agreement and shall, subject to
          Exhibit B to the Agreement, either (i) distribute to the Holders as of the ADS Record Date in proportion to the number of ADSs held as of the
          ADS Record Date, additional ADSs, which represent in the aggregate the number of Shares received as such dividend, or free distribution, subject to the other terms of this Agreement (including, without limitation, (a) the applicable fees and charges of, and reasonable expenses incurred by, the Depositary and (b) taxes), or (ii) if additional ADSs are not so distributed, each ADS issued and outstanding after the ADS Record Date shall, to the extent permissible by law, thenceforth also represent rights and interests in the additional Shares distributed upon the Deposited Securities represented thereby (net of (a) the applicable fees and charges of, and expenses incurred by, the Depositary and (b) taxes). In lieu of delivering fractional ADSs, the Depositary shall sell the number of
          Shares represented by the aggregate of such fractions and distribute the proceeds upon the terms described in Section 6.1 of the Agreement.
          The Depositary may withhold any such distribution of Receipts if it has not received reasonably satisfactory assurances from the Company
          (including an opinion of counsel to the Company furnished at the
          Company's expense) that such distribution does not require registration under the Securities Act or is exempt from registration under the provisions of the Securities Act. To the extent such distribution may be withheld, the Depositary may dispose of all or a portion of such distribution in such amounts and in such manner, including by public or private sale, as the Depositary deems necessary and practicable, and the Depositary shall distribute the net proceeds of any such sale (after deduction of applicable (a) taxes and (b) fees and charges of, and reasonable expenses incurred by, the Depositary)
          to Holders entitled thereto upon the terms described in Section 6.1.

          2.3 Elective Distributions in Cash or Shares

          Whenever the Company intends to distribute a dividend payable at the election of the holders of Shares in cash or in additional Shares, the
          Company shall give notice thereof to the Depositary at least 30 days prior to the proposed distribution stating whether or not it wishes such elective distribution to be made available to Holders of ADSs.
          Upon receipt of notice indicating that the Company wishes such elective distribution to be made available to Holders of ADSs, the
          Depositary shall consult with the Company to determine, and the
          Company shall assist the Depositary in its determination, whether it is lawful and reasonably practicable to make such elective distribution available to the Holders of ADSs. The Depositary shall make such elective distribution available to Holders only if (i) the
          Company shall have timely requested that the

          elective distribution is available to Holders of ADRs, (ii) the
          Depositary shall have determined that such distribution is reasonably practicable and (iii) the Depositary shall have received satisfactory documentation within the terms of Section 4.2 of the Agreement. If the above conditions are not satisfied, the Depositary shall, to the extent permitted by law, distribute to the Holders, on the basis of the same determination as is made in the local market in respect of the Shares for which no election is made, either (x) cash upon the terms described in Section 6.1 of the Agreement or (y) additional ADSs representing such additional Shares upon the terms described in
          Section 6.2 of the Agreement. If the above conditions are satisfied, the Depositary shall establish an ADS Record Date (on the terms described in Section 6.6 of the Agreement) and establish procedures to enable Holders to elect the receipt of the proposed dividend in cash or in additional ADSs. The Company shall assist the Depositary in establishing such procedures to the extent necessary. Subject to
          Exhibit B to the Agreement, if a Holder elects to receive the proposed dividend (x) in cash, the dividend shall be distributed upon the terms described in Section 6.1 of the Agreement, or (y) in ADSs, the
          dividend shall be distributed upon the terms described in Section 6.2 of the Agreement. Nothing herein shall obligate the Depositary to make available to Holders a method to receive the elective dividend in
          Shares (rather than ADSs). There can be no assurance that Holders generally, or any Holder in particular, will be given the opportunity to receive elective distributions on the same terms and conditions as the holders of Shares.

          2.4 Distribution of Rights to Purchase Shares

            (a)    Distribution to ADS Holders. Whenever the Company intends to distribute to the holders of the Deposited Securities rights to subscribe for additional Shares, the Company shall give notice thereof to the Depositary at least 60 days prior to the proposed distribution stating whether or not it wishes such rights to be made available to Holders. Upon receipt of a notice indicating that the Company wishes such rights to be made available to Holders, the Depositary shall consult with the Company to determine, and the Company shall determine, whether it is lawful and reasonably practicable to make such rights available to the Holders. The Depositary shall make such rights available to Holders only if (i) the Company
                   shall have timely requested that such rights be made
                   available to Holders, (ii) the Depositary shall have received satisfactory documentation within the terms of Section 4.2 of the Agreement, and (iii) the Depositary shall have determined that such distribution of rights is lawful and reasonably
                   practicable. In the event any of the conditions set forth
                   above are not satisfied, the Depositary shall proceed with the sale of the rights as contemplated in Section 6.4(b) to the Agreement or, if timing or market conditions may not
                   permit, do nothing thereby allowing such rights to lapse. In the event all conditions set forth above are satisfied, the
                   Depositary shall establish an ADS Record Date (upon the terms described in Section 6.6 of the Agreement) and establish
                   procedures (x) to distribute such rights (by means of
                   warrants or otherwise) and (y) to enable the Holders to
                   exercise the rights (upon payment of applicable (a) fees and charges of, and expenses incurred by, the Depositary and (b)
                   taxes and other governmental charges). Nothing herein shall obligate the Depositary to make available to the Holders a method to exercise such rights to subscribe for Shares
                   (rather than ADSs).

            (b)    Sale of Rights. If (i) the Company does not timely request the Depositary to make the rights available to Holders or
                   requests that the rights not be made available to Holders,
                   (ii) the Depositary fails to receive satisfactory
                   documentation within the terms of Section 4.2 of the
                   Agreement or determines it is not lawful or reasonably
                   practicable to make the rights available to Holders, or (iii)
                   any rights made available are not exercised and appear to be about to lapse, the Depositary shall determine whether it is lawful and reasonably practicable to sell such rights, in a riskless principal capacity or otherwise, at such place and upon such terms (including public or private sale) as it may deem proper. The Company shall assist the Depositary to

                   the extent necessary to determine such legality and
                   practicability. The Depositary shall, upon such sale,
                   convert and distribute proceeds of such sale (net of
                   applicable (a) fees and charges of, and expenses incurred
                   by, the Depositary and (b) taxes) upon the terms set forth in Section 6.1 of the Agreement.

            (c)    Lapse of Rights. If the Depositary is unable to make any
                   rights available to Holders upon the terms described in
                   Section 6.4(a) of the Agreement or to arrange for the sale of the rights upon the terms described in Section 6.4(b) of the
                   Agreement, the Depositary shall allow such rights to lapse.

          The Depositary shall not be responsible for (i) any failure to determine that it may be lawful or practicable to make such rights available to Holders in general or any Holders in particular, (ii) any foreign exchange exposure or loss incurred in connection with such sale, or exercise, or (iii) the content of any materials forwarded to the Holders on behalf of the Company in connection with the rights distribution.

          Notwithstanding anything to the contrary in this Section 6.4 of the
          Agreement, if registration (under the Securities Act or any other applicable law) of the rights or the securities to which any rights relate may be required in order for the Company to offer such rights or such securities to Holders and to sell the securities represented by such rights, the Depositary will not distribute such rights to the
          Holders (i) unless and until a registration statement under the
          Securities Act covering such offering is in effect or (ii) unless the
          Company furnishes to the Depositary at the Company's expense opinion(s) of counsel to the Company in the U.S. and counsel to the
          Company in any other applicable country in which rights would be distributed, in each case satisfactory to the Depositary, to the effect that the offering and sale of such securities to Holders and
          Beneficial Owners are exempt from, or do not require registration under, the provisions of the Securities Act or any other applicable laws. In the event that the Company, the Depositary or the Custodian shall be required to withhold and does withhold from any distribution of property (including rights) an amount on account of taxes or other governmental charges, the amount distributed to the Holders shall be reduced accordingly. In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charges which the Depositary is obligated to withhold, the Depositary may dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner, including by public or private sale, as the Depositary deems necessary and practicable to pay any such taxes or charges.

          There can be no assurance that Holders generally, or any Holder in particular, will be given the opportunity to exercise rights on the same terms and conditions as the holders of Shares or be able to exercise such rights. Nothing herein shall obligate the Company to file any registration statement in respect of any rights or Shares or other securities to be acquired upon the exercise of such rights.

          2.5 Distributions Other Than Cash, Shares or Rights to Purchase Shares

            (a)    Whenever the Company intends to distribute to the holders of
                   Deposited Securities property other than cash, Shares or
                   rights to purchase additional Shares, the Company shall give notice thereof to the Depositary at least 30 days prior to the proposed distribution and shall indicate whether or not it wishes such distribution to be made to Holders. Upon
                   receipt of a notice indicating that the Company wishes such distribution be made to Holders, the Depositary shall
                   determine whether such distribution to Holders is lawful and practicable. The Depositary shall not make such distribution unless (i) the Company shall have timely requested the
                   Depositary to make such distribution to Holders, (ii) the
                   Depositary shall have received satisfactory

                  documentation within the terms of Section 4.2 of the
                  Agreement, and (iii) the Depositary shall have determined
                  that such distribution is reasonably practicable.

            (b)    Upon receipt of satisfactory documentation and the request of the Company to distribute property to Holders and after
                   making the requisite determinations set forth in (a) above, the Depositary may distribute the property so received to the
                   Holders of record as of the ADS Record Date, in proportion to the number of ADSs held by such Holders respectively and in such manner as the Depositary may deem practicable for
                   accomplishing such distribution (i) upon receipt of payment or net of the applicable fees and charges of, and reasonable expenses incurred by, the Depositary, and (ii) net of any
                   taxes and other governmental charges withheld. The Depositary may dispose of all or a portion of the property so
                   distributed and deposited, in such amounts and in such manner
                   (including public or private sale) as the Depositary may deem practicable or necessary to satisfy any taxes (including
                   applicable interest and penalties) or other governmental
                   charges applicable to the distribution.

            (c)    If (i) the Company does not request the Depositary to make such distribution to Holders or requests not to make such
                   distribution to Holders, (ii) the Depositary does not receive satisfactory documentation within the terms of Section 4.2 of the Agreement, or (iii) the Depositary determines that all or a portion of such distribution is not reasonably practicable or feasible, the Depositary shall endeavor to sell or cause such property to be sold in a public or private sale, at such place or places and upon such terms as it may deem proper and shall distribute the net proceeds, if any, of such sale
                   received by the Depositary (net of applicable (a) fees and charges of, and expenses incurred by, the Depositary and (b)
                   taxes) to the Holders as of the ADS Record Date upon the
                   terms of Section 6.1 of the Agreement. If the Depositary is unable to sell such property, the Depositary may dispose of such property in any way it deems reasonably practicable
                   under the circumstances for nominal or no consideration and
                   Holders and Beneficial Owners shall have no rights thereto or arising therefrom.

          3. Fixing of Record Date

                   Whenever necessary in connection with any distribution
                   (whether in cash, Shares, rights, or other distribution), or whenever for any reason the Depositary causes a change in
                   the number of Shares that are represented by each ADS, or
                   whenever the Depositary shall receive notice of any meeting of or solicitation of holders of Shares or other Deposited
                   Securities, or whenever the Depositary shall find it
                   necessary or convenient, the Depositary shall fix a record date (the "ADS Record Date"), as close as practicable to the record date fixed by the Company with respect to the Shares, for the determination of the Holders who shall be entitled to receive such distribution, to give instructions for the exercise of voting rights at any such meeting, or to give or withhold such consent, or to receive such notice or
                   solicitation or to otherwise take action, or to exercise the rights of Holders with respect to such changed number of
                   Shares represented by each ADS. Subject to applicable law
                   and the provisions of Section 6.1 through 6.5 of the
                   Agreement and to the other terms and conditions of the
                   Agreement, only the Holders of record at the close of
                   business in New York on such ADS Record Date shall be
                   entitled to receive such distribution, to give such voting instructions, to receive such notice or solicitation, or
                   otherwise take action.

          4. Available Information

          The Agreement, the Articles of Association, and written communications from the Company that are received by the Custodian or the Depositary in accordance with Section 14.6 of the Agreement, are available for inspection by Holders at the Depositary's Office and the office of the
          Custodian during normal business hours on any Business Day. The
          Company is exempt

          from the periodic reporting requirements of the Securities Exchange
          Act. The Company will submit to the Commission such notices, reports and communications which are required to be submitted to the
          Commission by Rule 12g3-2(b) of the Securities Exchange Act. Such
          notices, reports and communications may be inspected and copied at the public reference facilities maintained by the Commission located at the date of the Agreement at Judiciary Plaza, 450 Fifth Street, N.W.,
          Washington, D.C. 20549.

          5. Reports

          The Depositary will, at the expense of the Company and in accordance with Section 14.6, mail by regular, ordinary mail delivery or by electronic transmission (if agreed between the Company and the
          Depositary) and unless otherwise agreed in writing, copies of such communications (or English translations or summaries thereof) to
          Holders when requested and furnished by the Company.

          6. Notices

          Notice to any Holder shall be deemed to be given when first mailed, first class postage prepaid, or sent via telex or facsimile transmission to such Holder to the address or telex or facsimile number, as the case may be, of such Holder in the Register. Notice to the Depositary or the Company shall be deemed to be given when first received by it at the address or facsimile transmission number set forth in (a) or (b) below, respectively, or at such other address or facsimile transmission number as either may specify to the other by written notice:

          (d)     Deutsche Bank Trust Company Americas
                  60 Wall Street
                  New York
                  NY 10005
                  United States

                  Attention: ADR Department
                  Fax:       +1-212-797-0327

          (e)     C&C Group plc
                  Kylemore Park
                  Dublin 10
                  Ireland

                  Attention: Company Secretary
                  Fax:       +353 1 616 1000

          Notices to the Depositary must be in English.

          7. Lists of Holders

          The Company shall, to the extent permitted by applicable law, have the right to inspect the Register and the transfer records of the
          Depositary to supply copies of such records as the Company may reasonably request. The Depositary shall, to the extent permitted by applicable law, furnish to the Company, promptly upon the receipt of a written request from the Company, a list of the names and addresses of, and holdings of ADSs by, all Holders. The Depositary shall provide copies to the Company, promptly upon receipt of a written request from the Company, of any information received by the Depositary in accordance with Section 5.6 of the Agreement unless such disclosure is prohibited by applicable law.

          8. Transfer, Combination and Split-up of ADRs

          Subject to the terms and conditions of the Agreement, the Depositary shall, upon surrender of an ADR or ADRs in form satisfactory to the
          Depositary at the Depositary's Office (a) for the purpose of transfer, if such ADRs are accompanied by such instruments of transfer as the
          Depositary may require and are stamped as may be required by law, register the transfer of such ADRs on the Register and execute and deliver new ADRs to or upon the order of the person entitled thereto;
          and (b) for the purpose of effecting a split-up or combination, execute and deliver a new ADR or ADRs in such denominations as may be requested, evidencing the same aggregate number of ADRs as the ADRs surrendered.

          9. Amendment

          The ADRs and the Agreement may be amended by the Company and the
          Depositary without consent of the Holders, provided that any amendment that imposes or increases any fees or charge, or that shall otherwise prejudice any substantial existing right of Holders, shall become effective 30 days after notice of such amendment shall have been given to the Holders. Every Holder, at the time any amendment so becomes effective, shall be deemed, by continuing to hold any ADR, to consent and agree to such amendment and to be bound by the ADRs and the
          Agreement as amended thereby.

          10. Termination

          The Depositary shall, at the written direction of the Company, terminate the Agreement and this ADR by mailing notice of such termination to the Holders at least 30 days prior to the date fixed in such notice for such termination. The Depositary may terminate the
          Agreement, after giving notice to the Holders as set forth in the preceding sentence of this Section 13 at any time 45 days or more after the Depositary shall have delivered to the Company its written resignation, provided that no successor depositary shall have been appointed and accepted its appointment as provided in Section 11 before the end of such 45 days. After the date so fixed for termination, the Depositary and its agents shall perform no further acts under the Agreement and this ADR, except to advise Holders to such termination, receive and hold (or sell) distributions on
          Deposited Securities and deliver Deposited Securities being withdrawn together with any such distributions on Deposited Securities. As soon as practicable after the expiration of one year from the date so fixed for termination, the Depositary shall, to the extent practicable, sell the Deposited Securities and shall thereafter (as long as it may lawfully do so) hold the net proceeds of such sales, together with any other cash then held by it under the Agreement, without liability for interest, for the pro rata benefit of the Holders of ADRs not theretofore surrendered. After making such sale, the Depositary shall be discharged from all obligations in respect of the Agreement and this ADR, except to account for such net proceeds and other cash and its indemnification obligations to the Company. After the date so fixed for termination, the Company shall be discharged from all obligations under the Agreement except for its indemnification and payment obligations to the Depositary.

          11. Surrender of Receipts and Withdrawal of Securities

          Upon surrender, at the Principal Office of the Depositary, of ADSs for
          the purpose of withdrawal of the Deposited Securities represented thereby, and upon payment of (i) the fees and charges of the
          Depositary for the making of withdrawals of Deposited Securities and cancellation of ADRs (as set forth in Exhibit B) and (ii) all applicable taxes and governmental charges payable in connection with such surrender and withdrawal, including any applicable Irish stamp duty, and subject to the terms and conditions of this Agreement, the
          Articles of Association, and any other provisions of or governing the
          Deposited Securities and other applicable laws, the Holder of such
          ADSs shall be entitled to Delivery, to him or upon his order, of the
          Deposited Securities at the time represented by the ADSs so surrendered. ADSs may be surrendered for the purpose of withdrawing
          Deposited Securities by delivery of an

          ADR evidencing such ADSs (if held in certificated form) or by book-entry delivery of such ADSs to the Depositary.

          A Receipt surrendered for such purposes shall, if so required by the
          Depositary, be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary so requires, the Holder thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited
          Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order. Thereupon, the
          Depositary shall direct the Custodian to deliver (without unreasonable delay) at the designated office of the Custodian or through a book entry delivery of the Shares (in either case, subject to Section 5.6 of the Agreement, Exhibit B to the Agreement, and to the other terms and conditions of this Agreement, to the Articles of Association, to the provisions of or governing the Deposited Securities and to applicable laws, now or hereafter in effect) to or upon the written order of the person or persons designated in the order delivered to the Depositary as provided above, the Deposited Securities represented by such ADSs, together with any certificate or other proper documents of or relating to title of the Deposited Securities as may be legally required, as the case may be, to or for the account of such person.

          The Depositary may, in its discretion, refuse to accept for surrender a number of ADSs representing a number other than a whole number of
          Shares. In the case of surrender of an ADR evidencing a number of ADSs representing other than a whole number of Shares, the Depositary shall cause ownership of the appropriate whole number of Shares to be delivered in accordance with the terms hereof, and shall, at the discretion of the Depositary, either (i) issue and deliver to the person surrendering such Receipt a new Receipt evidencing ADSs representing any remaining fractional Share, or (ii) sell or cause to be sold the fractional Shares represented by the Receipt surrendered and remit the proceeds of such sale (net of (a) applicable fees and charges of, and reasonable expenses incurred by, the Depositary and
          (b) taxes withheld) to the person surrendering the Receipt.

          At the request, risk and expense of any Holder so surrendering an ADR, and for the account of such Holder, the Depositary shall direct the
          Custodian to forward (to the extent permitted by law) any cash or other property (other than securities) held in respect of, and any certificate or certificates and other proper documents of or relating to title to, the Deposited Securities represented by such ADR to the
          Depositary for delivery at the Principal Office of the Depositary, and for further delivery to such Holder. Such direction shall be given by letter or, at the request, risk and expense of such Holder, by cable, telex or facsimile transmission. Upon receipt by the Depositary, the
          Depositary may make delivery to such person or persons entitled thereto at the Principal Office of the Depositary of any dividends or cash distributions with respect to the Deposited Securities represented by such ADSs, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the
          Depositary.

          12. Limitations on Execution and Delivery, Transfer, Etc. of Receipts;
          Suspension of Delivery, Transfer, Etc.

          As a condition precedent to the execution and delivery, registration, registration of transfer, split-up, combination or surrender of any
          ADR, the delivery of any distribution thereon or withdrawal of any
          Deposited Securities, the Depositary or the Custodian may require (i)
          payment from the depositor of Shares or presenter of the ADR of a sum sufficient to reimburse it for any tax or other governmental charge, including any applicable Irish stamp duty, and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn)
          and payment of any applicable fees and charges of the Depositary as provided in Exhibit B to the Agreement, (ii) the production of proof satisfactory to it as to the identity and genuineness of any signature or any other matter contemplated by Section 14.5 of the Agreement and
          (iii) compliance with (A) any laws or governmental regulations relating to the execution and delivery of ADRs or ADSs or to the withdrawal or delivery of Deposited Securities and (B) such reasonable regulations as the Depositary may establish consistent with the provisions of this Agreement and applicable law.

          The issuance of ADSs against deposits of Shares generally or against deposits of particular Shares may be suspended, or the issuance of
          ADSs against the deposit of particular Shares may be withheld, or the registration of transfer of ADRs in particular instances may be refused, or the registration of transfers of ADRs generally may be suspended, during any period when the transfer books of the Depositary are closed or if any such action is deemed necessary or advisable by the Depositary or the Company, in good faith, at any time or from time to time because of any requirement of law, any government or governmental body or commission or any securities exchange on which the Receipts or Shares are listed, or under any provision of this
          Agreement or provisions of, or governing, the Deposited Securities, or any meeting of shareholders of the Company or for any other reason, subject, in all cases, to Section 16 of the Agreement.

          13. Proofs, Certificates and Other Information

          Any person presenting Shares for deposit, any Holder and any
          Beneficial Owner may be required, and every Holder and Beneficial
          Owner agrees, from time to time to provide to the Depositary or the
          Custodian such proof of citizenship or residence, taxpayer status, payment of all applicable taxes or other governmental charges, exchange control approval, legal or beneficial ownership of ADSs and
          Deposited Securities, compliance with applicable laws and the terms of this Agreement and the provisions of, or governing, the Deposited
          Securities or other information; to execute such certifications and to make such representations and warranties, and to provide such other information and documentation as the Depositary may deem necessary or proper or as the Company may reasonably require by written request to the Depositary consistent with its obligations hereunder. The
          Depositary and the Registrar, as applicable, may withhold the execution or delivery or registration of transfer of any Receipt or the distribution or sale of any dividend or distribution of rights or of the proceeds thereof, or to the extent not limited by the terms of
          Section 16 of the Agreement, the delivery of any Deposited Securities, until such proof or other information is filed or such certifications are executed, or such representations and warranties are made, or such other documentation or information provided, in each case to the
          Depositary's and the Company's satisfaction. The Depositary shall from time to time on the written request advise the Company of the availability of any such proofs, certificates or other information and shall, at the Company's sole expense, provide or otherwise make available copies thereof to the Company upon written request thereof by the Company, unless such disclosure is prohibited by law. Each
          Holder and Beneficial Owner agrees to provide any information requested by the Company or the Depositary pursuant to this paragraph.
          Nothing herein shall obligate the Depositary to (i) obtain any information for the Company if not provided by the Holders or
          Beneficial Owners or (ii) verify or vouch for the accuracy of the information so provided by the Holders or Beneficial Owners.

          14. Indemnification by the Company

          The Company agrees to indemnify the Depositary against any loss, liability or expense (including reasonable fees and reasonable expenses of counsel) that may arise out of a (a) its acceptance and performance of its powers and duties in respect of this Agreement, except to the extent such loss, liability or expense (i) is due to the gross negligence or bad faith of the Depositary or its agents or (ii)
          arises solely or exclusively out of a Pre-Release of an ADR and would not have arisen had such ADR not been the subject of a Pre-Release, or
          (b) any offer or sale of ADRs, ADSs, Shares or other Deposited
          Securities or any registration statement under the Securities Act in respect thereof, except to the extent such loss, liability or expense arises out of information (or omissions from such information)
          relating to the Depositary furnished in writing to the Company by the
          Depositary expressly for use in such registration statement.

          15. Additional Information; Inspection of Transfer Books

          This Agreement, the Company's Articles of Association, and written communications from the Company that are received by the Custodian or the Depositary in accordance with Section 14.6 of the Agreement, are available for inspection by Holders at the Depositary's Office and the office of the Custodian during normal business hours on any Business
          Day.

          The Depositary or the Registrar, as applicable, shall keep books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Company and by the Holders of such Receipts, provided that such inspection shall not be, to the Depositary's or the Registrar's knowledge, for the purpose of communicating with Holders of such Receipts in the interest of a business or object other than the business of the Company or other than a matter related to the Deposit Agreement or the Receipts.

          16. Fees and Charges of the Depositary

          The fees and charges of the Depositary are set out in Exhibit B to the
          Agreement and are hereby incorporated by reference.

Dated:                                 DEUTSCHE BANK TRUST
                                       COMPANY AMERICAS as Depositary

                                       By:
                                            ------------------------------
                                            Vice President

                                    EXHIBIT B

                       FEES AND CHARGES OF THE DEPOSITARY

The Company, the Holders, the Beneficial Owners, and persons depositing Shares or surrendering ADSs for cancellation and withdrawal of Deposited Securities shall be required to pay to the Depositary the Depositary's fees and related charges identified as payable by them respectively as set forth below.

 The Depositary shall charge the following fees for the services performed under the terms of the Agreement:

            (i)    to any person to whom ADSs are issued upon the deposit of
                   Shares or to any person to whom a distribution is made in
                   respect of ADS distributions pursuant to stock dividends or other free distributions of stock, bonus distributions, stock splits or other distributions (except where converted to
                   cash), a fee not in excess of U.S.$5.00 per 100 ADSs (or
                   fraction thereof) so issued under the terms of the Agreement to be determined by the Depositary;

            (ii)   to any person surrendering ADSs for cancellation and
                   withdrawal of Deposited Securities including, inter alia,
                   cash distributions made pursuant to a cancellation or
                   withdrawal, a fee not in excess of U.S.$5.00 per 100 ADSs (or fraction thereof) so surrendered;

            (iii)  to any Holder of ADSs, a fee not in excess of U.S.$2.00 per
                   100 ADS held for the distribution of cash proceeds, including cash dividends or sale of rights and other entitlements, not made pursuant to a cancellation or withdrawal;

            (iv)   to any Holder of ADSs, a fee not in the excess of U.S.$5.00 per 100 ADSs (or portion thereof) issued upon the exercise of rights.

In addition, Holders, Beneficial Owners, person depositing Shares for deposit and person surrendering ADSs for cancellation and withdrawal of Deposited
Securities will be required to pay the following charges:

            (i)    taxes (including applicable interest and penalties) and other governmental charges;

            (ii)   such registration fees as may from time to time be in effect for the registration of Shares or other Deposited Securities with the Foreign Registrar and applicable to transfers of
                   Shares or other Deposited Securities to or from the name of the Custodian, the Depositary or any nominees upon the making of deposits and withdrawals, respectively;

            (iii)  such cable, telex , facsimile and electronic transmission and delivery expenses as are expressly provided in the Agreement to be at the expense of the person depositing or withdrawing
                   Shares or Holders and Beneficial Owners of ADSs;

            (iv)   the expenses and charges incurred by the Depositary in the conversion of foreign currency;

            (v)    such fees and expenses as are incurred by the Depositary in connection with compliance with exchange control regulations and other regulatory requirements applicable to Shares,
                   Deposited Securities, ADSs and ADRs;

            (vi)   the fees and expenses incurred by the Depositary in
                   connection with the delivery of Deposited Securities,
                   including any fees of a central depository for securities in the local market, where applicable; and

            (vii)  any additional fees, charges, costs or expenses that may be incurred by the Depositary or its agents, or the Custodian, or its agents from time to time.

Any other charges and expenses of the Depositary under the Agreement will be paid by the Company upon agreement between the Depositary and the Company.

All fees and charges so payable may, at any time and from time to time, be changed by agreement between the Depositary and the Company, but, in the case of fees and charges payable by Holders and Beneficial Owners, only in the manner contemplated in Section 12. The Depositary shall provide, without charge, a copy of its latest fee schedule to anyone upon request.

The Depositary and the Company may reach separate agreement in relation to the payment of any additional remuneration to the Depositary in respect of any exceptional duties which the Depositary finds necessary or desirable and agreed by both parties in the performance of its obligations hereunder and in respect of the actual costs and expenses of the Depositary in respect of any notices required to be given to the Holders in accordance with Section 14.6.

In connection with any payment by the Company to the Depositary:

            (i)    all fees, taxes, duties, charges, costs and expenses which are payable by the Company shall be paid or be procured to be paid by the Company (and any such amounts which are paid by the Depositary shall be reimbursed to the Depositary by the
                   Company upon demand therefor); and

            (ii)   such payment shall be subject to all necessary exchange
                   control regulations, where applicable, and other consents and approvals having been obtained. The Company undertakes to use its reasonable endeavours to obtain all necessary approvals that are required to be obtained by it in this connection.

            (iii)  the Depositary may request, in its sole but reasonable discretion after reasonable consultation with the Company, an opinion of counsel regarding New York law, the laws of
                   Ireland, or the laws of any other applicable jurisdiction, to be furnished at the expense of the Company, if at any time it deems it necessary to seek such an opinion of counsel
                   regarding the validity of any action to be taken or
                   instructed to be taken under this Agreement.

The Company agrees to promptly pay to the Depositary such other fees and charges and to reimburse the Depositary for such out-of-pocket expenses as the
Depositary and the Company may agree to in writing from time to time.
Responsibility for payment of such charges may at any time and from time to time be changed by agreement between the Company and the Depositary.

All payments by the Company to the Depositary under this Exhibit B shall be paid without set-off or counterclaim, and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imports, duties, fees, assessments or other charges of whatever nature, imposed by
Ireland or by any department, agency or other political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities with respect thereto.

The right of the Depositary to receive payment of fees, charges and expenses as provided above shall survive the termination of this Agreement. As to any
Depositary, upon the resignation or removal of such Depositary as described in
Section 11 of the Agreement, such right shall extend for those fees, charges and expenses incurred prior to the effectiveness of such resignation or removal.